     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997

                                                       REGISTRATION NOS. 2-89190
                                                                        811-3950
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


            REGISTRATION STATEMENT UNDER
               THE SECURITIES ACT OF 1933                                      [X]

               Post-Effective Amendment No.  29                                [X]
                                             and
            REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940                              [X]
               Amendment No.  30                                               [X]


                          VAN KAMPEN AMERICAN CAPITAL
                             U.S. GOVERNMENT TRUST

        (Exact Name of Registrant as Specified in Declaration of Trust)

              One Parkview Plaza, Oakbrook Terrace, Illinois 60181
                    (Address of Principal Executive Offices)


                                 (630) 684-6000

                        (Registrant's Telephone Number)

                             Ronald A. Nyberg, Esq.
                           Executive Vice President,
                         General Counsel and Secretary,
                       Van Kampen American Capital, Inc.
                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                    (Name and Address of Agent for Service)

                                   Copies to:
                             Wayne W. Whalen, Esq.
                              Thomas A. Hale, Esq.

                Skadden, Arps, Slate, Meagher & Flom (Illinois)

                             333 West Wacker Drive
                            Chicago, Illinois 60606
                                 (312) 407-0700

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable following effectiveness of this Registration Statement.

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE: (CHECK APPROPRIATE
BOX)


        [X] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)



        [ ] ON (DATE) PURSUANT TO PARAGRAPH (B)


        [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)

        [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)

        [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)

        [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485.

     IF APPROPRIATE CHECK THE FOLLOWING:

          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR
              A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

                       DECLARATION PURSUANT TO RULE 24F-2


     REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940 AND INTENDS TO FILE WITH THE SECURITIES AND EXCHANGE COMMISSION A RULE 24F-2 NOTICE FOR ITS FISCAL YEAR ENDING DECEMBER 31, 1997 ON OR ABOUT MARCH 30, 1998.


================================================================================

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

                             CROSS REFERENCE SHEET

                 (AS REQUIRED BY ITEM 501(B) OF REGULATION S-K)

            ITEM NUMBER OF                                  LOCATION OR CAPTION
              FORM N-1A                                        IN PROSPECTUS
            --------------                                  -------------------
PART A INFORMATION REQUIRED IN A PROSPECTUS

Item 1.   Cover Page..................  Cover Page

Item 2.   Synopsis....................  SHAREHOLDER TRANSACTION EXPENSES; ANNUAL FUND OPERATING
                                        EXPENSES AND EXAMPLE

Item 3.   Condensed Financial
            Information...............  FINANCIAL HIGHLIGHTS; FUND PERFORMANCE
Item 4.   General Description of
            Registrant................  THE FUND'S INVESTMENT OBJECTIVE; HOW THE FUND SEEKS ITS
                                        INVESTMENT OBJECTIVE; FUND ORGANIZATION
Item 5.   Management of the
            Fund......................  SHAREHOLDER TRANSACTION EXPENSES; ANNUAL FUND OPERATING
                                        EXPENSES AND EXAMPLE; HOW THE FUND IS MANAGED
Item 6.   Capital Stock and Other
            Securities................  FUND ORGANIZATION; HOW TO BUY SHARES; HOW TO SELL SHARES;
                                        DISTRIBUTION AND SERVICE PLANS; DISTRIBUTIONS AND TAXES;
                                        ADDITIONAL INFORMATION
Item 7.   Purchase of Securities
            Being Offered.............  HOW TO BUY SHARES; DISTRIBUTION AND SERVICE PLANS
Item 8.   Redemption or
            Repurchase................  HOW TO BUY SHARES; HOW TO SELL SHARES
Item 9.   Pending Legal
            Proceedings...............  Not Applicable

                                                            LOCATION OR CAPTION
            ITEM NUMBER OF                                    IN STATEMENT OF
              FORM N-1A                                   ADDITIONAL INFORMATION
            --------------                                ----------------------
PART B INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
Item 10.  Cover Page..................  Cover Page
Item 11.  Table of Contents...........  Table of Contents
Item 12.  General Information
            and History...............  The Fund and the Trust
Item 13.  Investment Objectives
            and Policies..............  Investment Policies and Restrictions; U.S. Government
                                        Securities; Additional Investment Considerations
Item 14.  Management of the
            Fund......................  Trustees and Officers
Item 15.  Control Persons and
            Principal Holders of
            Securities................  Trustees and Officers
Item 16.  Investment Advisory and
            Other Services............  Contained in Prospectus under captions: HOW THE FUND IS
                                        MANAGED; DISTRIBUTION AND SERVICE PLANS; Legal Counsel;
                                        Investment Advisory and Other Services; Custodian and
                                        Independent Auditors; Trustees and Officers; The
                                        Distributor; Notes to Financial Statements
Item 17.  Brokerage Allocation........  Contained in the Prospectus under caption: HOW THE FUND IS
                                        MANAGED; Portfolio Transactions and Brokerage Allocation
Item 18.  Capital Stock and
            Other Securities..........  Contained in the Prospectus under caption: FUND
                                        ORGANIZATION; The Fund and the Trust; Alternative Sales
                                        Arrangements; Purchase of Shares
Item 19.  Purchase, Redemption
            and Pricing of
            Securities Being
            Offered...................  Contained in Prospectus under captions: HOW TO BUY SHARES;
                                        HOW TO SELL SHARES; Alternative Sales Arrangements;
                                        Purchase of Shares; Shareholder Services; Redemptions;
                                        Distributions from the Fund
Item 20.  Tax Status..................  Contained in Prospectus under captions: DISTRIBUTIONS AND
                                        TAXES; Tax Status of the Fund
Item 21.  Underwriters................  Contained in the Prospectus under captions: HOW TO BUY
                                        SHARES; DISTRIBUTION AND SERVICE PLANS; The Distributor;
                                        Alternative Sales Arrangements; Purchase of Shares; Notes
                                        to Financial Statements
Item 22.  Calculations of
            Performance Data..........  Contained in Prospectus under caption: FUND PERFORMANCE;
                                        Performance Information
Item 23.  Financial Statements........  Contained in the Prospectus under caption: FINANCIAL
                                        HIGHLIGHTS; Independent Auditors' Report; Financial
                                        Statements; Notes to Financial Statements; Trustees and
                                        Officers

PART C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Registration Statement.

--------------------------------------------------------------------------------
                          VAN KAMPEN AMERICAN CAPITAL
                              U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

    Van Kampen American Capital U.S. Government Fund (the "Fund") is a diversified series of the Van Kampen American Capital U.S. Government Trust (the "Trust"), an open-end management investment company. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund invests primarily in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The Fund may invest a substantial portion of its assets in mortgage-backed securities issued by agencies of the U.S. Government, some of which are backed by the full faith and credit of the U.S. Government and others of which are backed only by the right of the issuer to borrow from the U.S. Treasury or the credit of the issuer. The Fund may engage in strategic transactions including borrowing for investment purposes and utilizing financial derivative instruments, subject to the limitations set forth in this Prospectus. Such transactions may entail certain risks, which are described under "How the Fund Seeks Its Investment Objective." The net asset value and the return of the Fund will fluctuate depending on market conditions and other factors. The Fund is managed by Van Kampen American Capital Investment Advisory Corp. (the "Adviser") and distributed by Van Kampen American Capital Distributors, Inc. (the "Distributor").
    Investors may elect to purchase Class A Shares, Class B Shares or Class C Shares, each with different sales charges and expenses. The different classes of shares permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. See "How to Buy Shares."

    Additional information about the Fund is contained in a Statement of Additional Information dated April 30, 1997, which has been filed with the Securities and Exchange Commission ("SEC"), a copy of which may be obtained without charge by calling: (800) 421-5666 (or (800) 421-2833 for the hearing impaired) and is available along with other related materials at the SEC's Internet web site (http://www.sec.gov). This Prospectus, which incorporates by reference the entire Statement of Additional Information, concisely sets forth certain information about the Fund that a prospective shareholder should know before investing in the Fund. Shareholders should read this Prospectus carefully and retain it for future reference.

                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                               ------------------
    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               ------------------
                         VAN KAMPEN AMERICAN CAPITAL SM

                               ------------------

                               One Parkview Plaza
                        Oakbrook Terrace, Illinois 60181
                                 (800) 421-5666


                                 APRIL 30, 1997

------------------------------------------------------------------------------
                               TABLE OF CONTENTS
------------------------------------------------------------------------------


                                                                PAGE
                                                                ----
Shareholder Transaction Expenses............................      3
Annual Fund Operating Expenses and Example..................      4
Financial Highlights........................................      5
The Fund's Investment Objective.............................      7
How the Fund Seeks its Investment Objective.................      7
How the Fund is Managed.....................................     11
How to Buy Shares...........................................     13
How to Sell Shares..........................................     18
Distribution and Service Plans..............................     20
Distributions and Taxes.....................................     22
Fund Performance............................................     23
Fund Organization...........................................     23
Additional Information......................................     24


  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------

                              CLASS A       CLASS B         CLASS C
                               SHARES        SHARES          SHARES
                              -------       -------         -------
Maximum sales load imposed
 on purchases (as a
 percentage of the offering
 price).....................  4.75% (1)       None            None
Maximum sales load imposed
 on reinvested dividends (as
 a percentage of the
 offering price)............  None          None(3)         None(3)
Deferred sales load (as a
 percentage of the lesser of
 the original purchase price
 or redemption proceeds)....  None  (2)       Year            Year
                                            1--4.00%        1--1.00%
                                              Year        After--None
                                            2--3.75%
                                              Year
                                            3--3.50%
                                              Year
                                            4--2.50%
                                              Year
                                            5--1.50%
                                              Year
                                            6--1.00%
                                          After--None
Redemption fees (as a
 percentage of amount
 redeemed)..................  None            None            None
Exchange fees...............  None            None            None

------------------------------------------------------------------------------
(1) Reduced on investments of $100,000 or more. See "How to Buy Shares--
    Class A Shares."

(2) Investments of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% may be imposed on redemptions made within one year of the purchase.

(3) Subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred on behalf of the investor. See "Distribution and Service Plans."

------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
------------------------------------------------------------------------------


                                                 CLASS A    CLASS B   CLASS C
                                                  SHARES    SHARES    SHARES
                                                 -------    -------   -------
Management fees (as a percentage of average
  daily net assets)............................  0.51%      0.51%     0.51%
12b-1 fees (as a percentage of average daily
  net assets)(1)...............................  0.18%      1.00%     1.00%
Other expenses (as a percentage of average
  daily net assets):
         Miscellaneous other expenses..........  0.21%      0.22%     0.21%
         Interest expenses.....................  0.02%      0.02%     0.02%
                                                  -----      -----     -----
             Total other expenses (as a
               percentage of average daily net
               assets).........................  0.23%      0.24%     0.23%
                                                  -----      -----     -----
Total expenses (as a percentage of average
  daily
  net assets)(2)...............................  0.92%      1.75%     1.74%


------------------------------------------------------------------------------
(1) Such fees are being phased-in and it is anticipated that such fees will increase over time to the maximum aggregate amount of 0.25% of the net assets attributable to the Class A Shares. See "Distribution and Service Plans."

(2) The Fund incurred financing expenses related to borrowings for investment purposes. Borrowings provide the opportunity for increased net income, but may increase the Fund's investment risk. "Total expenses" without regard to the "Interest expenses" would have been 0.90%, 1.73% and 1.72% for each of the Class A Shares, Class B Shares and Class C Shares, respectively. See "Financial Highlights" and "How the Fund Seeks Its Investment Objective."


EXAMPLE:

  A $1,000 investment would have the following transaction costs and operating expenses assuming a 5% annual return. This example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.


      WITH REDEMPTION AT
      THE END OF PERIOD:         ONE YEAR   THREE YEARS    FIVE YEARS   TEN YEARS
      ------------------         --------   -----------    ----------   ---------
Class A Shares.................    $56          $75           $ 96        $155
Class B Shares.................    $58          $90           $110        $184*
Class C Shares.................    $28          $55           $ 94        $205



            WITHOUT
       REDEMPTION AT THE
        END OF PERIOD:
       -----------------
Class A Shares.................    $56          $75           $ 96        $155
Class B Shares.................    $18          $55           $ 95        $184*
Class C Shares.................    $18          $55           $ 94        $205


------------------------------------------------------------------------------

* Class B Shares convert to Class A Shares at the end of eight years after purchase; ten-year amounts reflect lower expenses applicable to such shares after conversion.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods indicated and their report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information.

                                                                   CLASS A SHARES
                                     --------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31
                                     --------------------------------------------------------------------------
                                       1996       1995       1994       1993       1992       1991       1990
                                     --------   --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
  Period...........................  $ 14.950   $ 13.698   $ 15.662   $ 15.720   $ 16.130   $ 15.253   $ 15.280
                                     --------   --------   --------   --------   --------   --------   --------
  Net Investment Income............     1.069      1.111      1.177      1.286      1.365      1.390      1.407
  Net Realized and Unrealized
    Gain/Loss on Investments.......     (.495)     1.233     (1.965)    (0.060)    (0.407)     0.897     (0.024)
                                     --------   --------   --------   --------   --------   --------   --------
Total from Investment Operations...     0.574      2.344     (0.788)     1.226      0.958      2.287      1.383
                                     --------   --------   --------   --------   --------   --------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income.......     1.065      1.092      1.176      1.284      1.368      1.410      1.410
  Distributions from Net Realized
    Gain on Investments............        --         --         --         --         --         --         --
  Return of Capital Distribution...        --         --         --         --         --         --         --
                                     --------   --------   --------   --------   --------   --------   --------
Total Distributions................     1.065      1.092      1.176      1.284      1.368      1.410      1.410
                                     --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End of Period.....  $ 14.459   $ 14.950   $ 13.698   $ 15.662   $ 15.720   $ 16.130   $ 15.253
                                     ========   ========   ========   ========   ========   ========   ========
Total Return(1)....................     4.10%     17.61%     (5.10%)     7.95%      6.27%     15.80%      9.62%
Net Assets at End of Period (in
  millions)........................  $2,560.1   $2,962.9   $2,924.4   $3,653.6   $3,571.7   $3,505.9   $3,329.0
Ratio of Operating Expenses to
  Average Net Assets...............     0.90%      0.93%(2)    0.92%     0.87%      0.77%      0.68%      0.72%
Ratio of Interest Expense to
  Average Net Assets(3)............     0.02%      0.27%      0.08%        N/A        N/A        N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets...............     7.38%      7.68%(2)    8.13%     8.08%      8.64%      8.97%      9.38%
Portfolio Turnover (excluding
  dollars rolls and forward
  commitment transactions).........       59%        63%        44%        67%       111%        27%        56%

                                             CLASS A SHARES
                                     ------------------------------
                                         YEAR ENDED DECEMBER 31
                                     ------------------------------
                                       1989       1988       1987
                                     --------   --------   --------
Net Asset Value, Beginning of
  Period...........................  $ 14.695   $ 15.046   $ 16.568
                                     --------   --------   --------
  Net Investment Income............     1.404      1.319      1.384
  Net Realized and Unrealized
    Gain/Loss on Investments.......     0.558     (0.221)    (1.264)
                                     --------   --------   --------
Total from Investment Operations...     1.962      1.098      0.120
                                     --------   --------   --------
Less:
  Distributions from and in Excess
    of Net Investment Income.......     1.377      1.319      1.400
  Distributions from Net Realized
    Gain on Investments............        --         --       .081
  Return of Capital Distribution...        --       .130       .161
                                     --------   --------   --------
Total Distributions................     1.377      1.449      1.642
                                     --------   --------   --------
Net Asset Value, End of Period.....  $ 15.280   $ 14.695   $ 15.046
                                     ========   ========   ========
Total Return(1)....................    13.88%      7.50%      1.45%
Net Assets at End of Period (in
  millions)........................  $3,550.5   $3,825.6   $4,814.6
Ratio of Operating Expenses to
  Average Net Assets...............     0.65%      0.71%      0.60%
Ratio of Interest Expense to
  Average Net Assets(3)............       N/A        N/A        N/A
Ratio of Net Investment Income to
  Average Net Assets...............     9.37%      8.85%      8.96%
Portfolio Turnover (excluding
  dollars rolls and forward
  commitment transactions).........      101%       167%       124%


---------------

(1)Total return does not consider the effect of sales charges.

(2)The Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets were not affected by the assumption of certain expenses.

(3)See Note 1 to the Financial Statements.

N/A -- Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- continued (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

                                                                CLASS B SHARES                              CLASS C SHARES
                                           --------------------------------------------------------   ---------------------------
                                                        YEAR ENDED                 AUGUST 24, 1992            YEAR ENDED
                                                          DEC. 31                   (COMMENCEMENT               DEC. 31
                                           -------------------------------------   OF DISTRIBUTION)   ---------------------------
                                            1996      1995      1994      1993     TO DEC. 31, 1992    1996      1995      1994
                                            ----      ----      ----      ----     ----------------   -------    ----      ----
Net Asset Value, Beginning of Period.....  $14.948   $13.694   $15.643   $15.709        $ 15.983      $14.948   $13.693   $15.626
                                           -------   -------   -------   -------        --------      -------   -------   -------
  Net Investment Income..................    0.947     0.991     1.055     1.149           0.425        0.943     0.996     1.063
  Net Realized and Unrealized Gain/Loss
    on Investments.......................   (0.494)    1.241    (1.964)   (0.063)         (0.263)      (0.489)    1.237    (1.956)
                                           -------   -------   -------   -------        --------      -------   -------   -------
Total from Investment Operations.........    0.453     2.232    (0.909)    1.086           0.162        0.454     2.233    (0.893)
Less Distributions from and in Excess of
  Net Investment Income..................    0.954     0.978      1.04     1.152           0.436        0.954     0.978     1.040
                                           -------   -------   -------   -------        --------      -------   -------   -------
Net Asset Value, End of Period...........  $14.447   $14.948   $13.694   $15.643        $ 15.709      $14.448   $14.948   $13.693
                                           =======   =======   =======   =======        ========      =======   =======   =======
Total Return(1)..........................    3.24%    16.78%    (5.93%)    7.01%           1.64%(2)     3.24%    16.78%    (5.86%)
Net Assets at End of Period (in
  millions)..............................  $ 414.8   $ 466.7   $ 436.3   $ 474.7        $  103.1      $  14.3   $  13.3   $  11.4
Ratio of Operating Expenses to Average
  Net Assets (annualized)................    1.73%     1.75%(4)   1.74%    1.73%           1.61%        1.72%     1.75%(4)   1.74%
Ratio of Interest Expense to Average Net
  Assets (annualized)(3).................    0.02%     0.27%     0.09%       N/A             N/A        0.02%     0.27%     0.10%
Ratio of Net Investment Income to Average
  Net Assets (annualized)................    6.55%     6.85%(4)   7.29%    7.00%           6.16%        6.55%     6.86%(4)   7.29%
Portfolio Turnover (excluding dollar
  rolls and forward transactions)........      59%       63%       44%       67%            111%          59%       63%       44%

                                            CLASS C SHARES
                                           ----------------
                                           AUGUST 13, 1993
                                            (COMMENCEMENT
                                           OF DISTRIBUTION)
                                           TO DEC. 31, 1993
                                           ----------------
Net Asset Value, Beginning of Period.....       $ 16.000
                                                --------
  Net Investment Income..................          0.433
  Net Realized and Unrealized Gain/Loss
    on Investments.......................         (0.364)
                                                --------
Total from Investment Operations.........          0.069
Less Distributions from and in Excess of
  Net Investment Income..................          0.443
                                                --------
Net Asset Value, End of Period...........       $ 15.626
                                                ========
Total Return(1)..........................          0.46%(2)
Net Assets at End of Period (in
  millions)..............................       $    9.6
Ratio of Operating Expenses to Average
  Net Assets (annualized)................          1.71%
Ratio of Interest Expense to Average Net
  Assets (annualized)(3).................            N/A
Ratio of Net Investment Income to Average
  Net Assets (annualized)................          6.42%
Portfolio Turnover (excluding dollar
  rolls and forward transactions)........            67%


----------------

(1)Total return does not consider the effect of sales charges.

(2)Non-Annualized

(3)See Note 1 to the Financial Statements

(4)The Ratios of Expenses to Average Net Assets and Net Investment Income to Average Net Assets were not affected by the assumption of certain expenses.
N/A -- Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                   See Financial Statements and Notes Thereto

------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE
------------------------------------------------------------------------------

  The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. This objective is fundamental and cannot be changed without shareholder approval. There are risks inherent in all securities investments and there can be no assurance that the Fund will achieve its objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.
------------------------------------------------------------------------------
HOW THE FUND SEEKS ITS INVESTMENT OBJECTIVE
------------------------------------------------------------------------------

  The Fund seeks to achieve its investment objective by investing at least 65% of its assets in obligations issued or guaranteed by the U.S. Government or in obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government (collectively, "U.S. Government Securities"). This policy is fundamental and cannot be changed without shareholder approval. U.S. Government Securities are considered among the most creditworthy of fixed income investments; however, the yields on U.S. Government securities generally are lower than yields available from corporate debt securities. The value of U.S. Government Securities (as with most fixed income securities) generally varies inversely with changes in prevailing interest rates. The magnitude of these fluctuations generally is greater for securities with longer maturities. The fluctuating value of U.S. Government Securities affects the Fund's net asset value but will not affect investment income from those securities.

  U.S. Government Securities include: (1) U.S. Treasury obligations and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities ("Agencies") which are supported by: (a) the full faith and credit of the U.S. Government; (b) the right of the issuer or guarantor to borrow an amount from a line of credit with the U.S. Treasury; (c) discretionary power of the U.S. Government to purchase obligations of the Agencies or (d) the credit of the Agencies. U.S. Government Securities also may include: (1) real estate mortgage investment conduits ("REMICs"), collateralized mortgage obligations ("CMOs") and other mortgage-backed securities ("Mortgage-Backed Securities") issued or guaranteed by an Agency, (2) "when-issued" commitments relating to the foregoing and (3) repurchase agreements ("Repos") collateralized by U.S. Government Securities. The Fund invests in U.S. Government Securities of varying maturities and interest rates, including investments in obligations issued or guaranteed in zero coupon securities ("Zero Coupon Securities").

  The Fund historically has invested substantially all of its assets in Mortgage-Backed Securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage Backed Securities are issued or guaranteed by U.S. Government agencies or instrumentalities, such as certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Mortgage-Backed Securities also include mortgage pass-through certificates representing participation interests in pools of mortgage loans originated by the U.S. Government or private lenders and guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC. Guarantees by GNMA are backed by the full faith and credit of the United States. Guarantees by other agencies or instrumentalities of the U.S. Government, such as FNMA or FHLMC, are not backed by the full faith and credit of the United States, although FNMA and FHLMC are authorized to borrow from the U.S. Treasury to meet their obligations.

  The yield and payment characteristics of Mortgage-Backed Securities differ from traditional debt securities. Interest and principal payments are made regularly and frequently, usually monthly, over the life of the mortgage loans unlike traditional debt securities and principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. Faster or slower prepayments than expected on underlying mortgage loans can dramatically alter the yield to maturity of a Mortgage-Backed Security. The value of most Mortgage-Backed Securities, like traditional debt securities, tends to vary inversely with changes in interest rates (i.e., as interest rates increase, the value of such securities decrease). Mortgage-Backed Securities, however, may benefit less than traditional debt securities from declining interest rates because prepayment of mortgages tends to accelerate during periods of declining interest rates. When mortgage loans underlying Mortgage-Backed Securities held by the Fund are prepaid, the Fund reinvests the prepaid amounts in other income-producing securities, the yields of which will reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of higher-yielding Mortgage-Backed Securities will be adversely affected to the extent that prepayments must be reinvested in securities which have lower yields. A more complete description of Mortgage-Backed Securities is contained in the Statement of Additional Information.

  The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities and multiclass pass-through securities, which are equity interests in a trust composed of mortgage assets. Payments of principal and interest on the mortgage assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. A more complete description of CMOs is contained in the Statement of Additional Information.

  The Fund may invest in Zero Coupon Securities. Zero Coupon Securities are U.S. Treasury notes and bonds which are stripped of their unmatured interest coupons and therefore pay no interest to its holder during the life thereof. Because Zero Coupon Securities do not pay interest prior to maturity, such securities usually trade at a deep discount from their face or par value and such securities are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Even though the holder of a Zero Coupon Security does not receive interest payments prior to maturity, a portion of the purchase price discount must be accrued as income each year under current federal tax law. A more complete description of Zero Coupon Securities is contained in the Statement of Additional Information. In order to generate sufficient cash to make distributions, the Fund may have to dispose of securities that it would otherwise continue to hold, which, in some cases, may be disadvantageous to the Fund. See "Distributions and Taxes."

  The Fund may engage in strategic transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into Repos and reverse repurchase agreements, and lend portfolio securities in certain circumstances, in each case subject to the limitations set forth below.

  The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity and fixed-income indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions". The Fund generally seeks to use Strategic Transactions as a hedging technique to seek to protect against possible adverse changes in the market value of the Fund's securities, protect the Fund's unrealized gains, facilitate the sale of certain securities for investment purposes, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use some Strategic Transactions to seek to enhance income, although no more than 25% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes.


  Strategic Transactions have risks including the possible default or illiquidity of the other party to the transaction. Furthermore, the ability to successfully use Strategic Transactions depends on the Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of such Strategic Transactions may result in losses greater than if they had not been used, require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on an investment, or cause the Fund to hold a security it might otherwise sell. Money paid by the Fund as premium and money or other assets placed in margin accounts in connection with entering into Strategic Transactions are not otherwise available to the Fund for investment purposes. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.


  The Fund may purchase and sell "when issued" and "delayed delivery" securities. The Fund accrues no income on such securities until the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price. The yields generally available on comparable securities when delivery occurs may be higher than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. The Fund will engage in when issued and delayed delivery transactions for the purpose of acquiring securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.

  The Fund may enter into Repos whereby the Fund acquires securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. The difference between the purchase amount and resale amount is accrued as interest in the Fund's net income. Failure of the seller to repurchase the securities may cause losses for the Fund. Thus, the Fund must consider the credit-worthiness of such party. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use Repos for short-term investments. The Fund generally will not invest more than 15% of its total assets in Repos with a term of seven days or more.

  The Fund is authorized to borrow money from banks and to engage in reverse repurchase agreements and dollar rolls in an aggregate amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); provided, however, that with respect to such amount no more than 5% may be invested in bank borrowings and reverse repurchase agreements. The use of such transactions to purchase additional securities is known as "leverage". Leverage transactions create an opportunity for increased net income but, at the same time, may increase the volatility of the Fund's net asset value as a result of fluctuations in market interest rates and increase the risk of the Fund's portfolio. The principal amount of these transactions is fixed when the transaction is opened, but the Fund's assets may change in value during the time these transactions are outstanding. As a result, interest expenses and other costs from these transactions may exceed the interest income and other revenues earned from portfolio assets, and the net income of the Fund may be less than if these transactions were not used. Reverse repurchase agreements are transactions whereby the Fund sells certain securities concurrently with an agreement to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Dollar rolls are transactions whereby the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement.

  The Fund may lend its portfolio securities to banks or broker-dealers, to a maximum of 25% of the total assets of the Fund, provided such loans are callable at any time and are continuously secured by collateral consisting of cash or U.S. Government Securities equal to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive income for having made the loan. The Fund is the beneficial owner of the loaned securities so that any gain or loss in the market price during the loan inures to the Fund and its shareholders.

------------------------------------------------------------------------------
HOW THE FUND IS MANAGED
------------------------------------------------------------------------------


  THE ADVISER. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("Van Kampen American Capital"). Van Kampen American Capital is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $57 billion under management or supervision. Van Kampen American Capital's more than 40 open-end and 38 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen American Capital Distributors, Inc., the distributor of the Fund and the sponsor of the funds mentioned above, is also a wholly-owned subsidiary of Van Kampen American Capital. Van Kampen American Capital is an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financial and investing; and global custody, securities clearance services and securities lending.



  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Investment Advisory Corp. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.

  ADVISORY AGREEMENT. The business and affairs of the Fund will be managed under the direction of the Board of Trustees of the Trust, of which the Fund is a series. Subject to the Trustees' authority, the Adviser and the Fund's officers supervise and implement the Fund's investment activities. The Fund pays the Adviser a fee (accrued daily and paid monthly) equal to a percentage of the average daily net assets of the Fund as follows:

                 AVERAGE DAILY
                   NET ASSETS
                   (MILLIONS)                     % PER ANNUM
                 -------------                    -----------
First $500......................................     0.550%
Next $500.......................................     0.525%
Next $2,000.....................................     0.500%
Next $2,000.....................................     0.475%
Next $2,000.....................................     0.450%
Next $2,000.....................................     0.425%
Thereafter......................................     0.400%


  Under its investment advisory agreement, the Fund has agreed to assume and pay the charges and expenses of the Fund's operations, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Adviser, the Distributor or Van Kampen American Capital), the charges and expenses of independent accountants, legal counsel, transfer agent, or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies.



  PERSONAL INVESTING POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.


  PORTFOLIO MANAGER. John E. Doyle, Senior Vice President of the Adviser, has been primarily responsible for the day to day management of the Fund's portfolio since October, 1984. Mr. Doyle has been employed by the Adviser since October, 1984.


  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Fund invests are traded principally in the over-the-counter market. Over-the-counter securities generally are traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the advisers, underwriters and dealers. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services.

  The Adviser's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. For more information, see "Portfolio Transactions and Brokerage Allocation" in the Statement of Additional Information.

  In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser and the Distributor or dealers participating in the offering of the Fund's shares.
------------------------------------------------------------------------------
HOW TO BUY SHARES
------------------------------------------------------------------------------

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase ("Class A Shares") or (b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). The three classes of shares permit an investor to choose the method of purchasing shares that is most beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares." The minimum initial investment with respect to each class of shares is $500 and the minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor to accept any order in an amount of $500,000 or more for Class B Shares or any order of Class C Shares in an amount in excess of

$1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares has: (i) distribution fees, service fees and administrative expenses unique to its respective class of shares, (ii) exclusive voting rights on certain provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) different exchange privileges. Furthermore, the Class B Shares and Class C Shares have a conversion feature (discussed below).

  The Fund offers its three classes of shares to the public on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which varies depending upon the total amount of the sale. The table below shows sales charges and the aggregate amount of the sales charges which are paid as dealer concessions or broker agency commissions on sales of Class A Shares. The sales charges collected from the investor are allocated between the investor's broker, dealer or financial intermediary and the Distributor.

SALES CHARGE TABLE

                                                                          DEALER
                                                                        CONCESSIONS
                                                                         OR AGENCY
                                               TOTAL SALES CHARGE       COMMISSION
                                            -------------------------   -----------
                                            PERCENTAGE    PERCENTAGE    PERCENTAGE
           SIZE OF TRANSACTION              OF OFFERING     OF NET      OF OFFERING
            AT OFFERING PRICE                  PRICE      ASSET VALUE      PRICE
-----------------------------------------------------------------------------------
Less than $100,000........................     4.75%         4.99%         4.25%
$100,000 but less than $250,000...........     3.75          3.90          3.25
$250,000 but less than $500,000...........     2.75          2.83          2.25
$500,000 but less than $1,000,000.........     2.00          2.04          1.75
$1,000,000 or more........................     *             *             *
------------------------------------------


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. See "How to Buy Shares -- Deferred Sales Charge Alternatives" for additional information.



  QUANTITY DISCOUNTS AND OTHER PURCHASE PROGRAMS. The Fund's Statement of Additional Information contains more detailed information about quantity discounts and other purchase programs available to purchasers of Class A Shares. Interested investors may obtain a free copy of the Fund's Statement of Additional Information by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired).


DEFERRED SALES CHARGE ALTERNATIVES


  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of these CDSC Shares is equal to the net asset value per share. The investor incurs no initial sales charge at the time of purchase. However, as discussed below, the investor may be subject to a contingent deferred sales charge upon disposition of such shares depending on the length of time the investor holds such shares. The Distributor compensates brokers, dealers and financial intermediaries for participating in the continuous public offering of the CDSC Shares but does so out of its own assets and not out of the assets of the Fund. The amount paid to brokers, dealers and financial intermediaries varies as a percentage of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries. The percentage rate equals: (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to the Class B Shares and (iii) 1.00% with respect to the Class C Shares. When an investor sells its CDSC Shares, any applicable CDSC is paid to the Distributor and used by the Distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of such CDSC Shares, including the payment of compensation to dealers and agents for selling such shares. The discussions of Class A Shares, Class B Shares and Class C Shares below summarize an investor's contingent deferred sales charge. The contingent deferred sales charge and the distribution and service fees (see "Distribution and Service Plans" below) enable the Fund to sell such CDSC Shares without an initial sales charge.


  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase.



  CLASS B SHARES. Class B Shares redeemed within eight years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount redeemed:

------------------------------------------------------------------------------

                                               CONTINGENT DEFERRED SALES CHARGE
                                                      AS A PERCENTAGE OF
            YEAR SINCE PURCHASE                DOLLAR AMOUNT SUBJECT TO CHARGE
-------------------------------------------------------------------------------
First.......................................                4.00%
Second......................................                3.75%
Third.......................................                3.50%
Fourth......................................                2.50%
Fifth.......................................                1.50%
Sixth.......................................                1.00%
Seventh and after...........................                0.00%

------------------------------------------------------------------------------


  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.



  CONVERSION FEATURE. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. The conversion feature is subject to the continuing availability of an opinion of counsel to the Fund regarding certain tax matters and the Fund may suspend such conversion feature in the absence of such opinion.


  WAIVERS OF CONTINGENT DEFERRED SALES CHARGE. The Fund's Statement of Additional Information contains more detailed information about waivers of contingent deferred sales charges available to purchasers of CDSC Shares. Interested investors may obtain a free copy of the Fund's Statement of Additional Information by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired).


NET ASSET VALUE

  The net asset value per share of the Fund will be determined separately for each class of shares. The net asset value per share of a given class of shares of the Fund is determined by calculating the total value of the Fund's assets attributable to such class of shares, deducting the total liabilities attributable to such class of shares, and dividing the result by the number of shares of such class outstanding. Generally, the net asset value for the Fund is computed once daily as of 5:00 p.m. Eastern time Monday through Friday.

  Portfolio securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees of the Trust, of which the Fund is a series.

OTHER PURCHASE INFORMATION


  Purchases of a Fund's shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares generally will not be issued.



  The Distributor may from time to time implement special programs or contests which are intended to result in sales of shares of the Fund. Such programs, which will be conducted pursuant to objective criteria established by the Distributor, generally will result in brokers, dealers and financial intermediaries being paid additional amounts than those described above with respect to sales of shares of the Fund. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers and financial intermediaries for such programs are made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price an investor pays for shares or the amount the Fund will receive from such sale.


DIVIDEND REINVESTMENT PROGRAM


  The Fund automatically will credit monthly and annual distributions to a shareholder's account in additional shares of the Fund, without a sales charge, unless a shareholder instructs otherwise. This instruction may be made by telephone by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired) or in writing to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256.

------------------------------------------------------------------------------
HOW TO SELL SHARES
------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, MO 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the Securities and Exchange Commission ("SEC"). If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) ordinarily will be made by check mailed within three business days to the dealer.



  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 (or (800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.


  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request.

The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.

  Further information regarding redemptions from the Fund is contained in the Fund's Statement of Additional Information.

------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to each class of shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and brokers, dealers or financial intermediaries in connection with the maintenance of such shareholders' accounts. The Distribution Plan and the Service Plan are implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide customers certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expenses.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the

Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, there is no carryover of such reimbursement obligations to succeeding years.


  The Distributor's expenses with respect to a class of CDSC Shares (for purposes of this paragraph excluding any Class A Shares that may be subject to a
CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. Any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward. Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation, amounts paid to the Distributor with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, the holder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1996, there were $12,789,938 and $54,828 of unreimbursed distribution expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.08% and 0.38% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.


  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of CDSC Shares to defray distribution-related expenses attributable to any other class of CDSC Shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing the services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.


------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

  The Fund will declare distributions on a daily basis and will pay such distributions from net investment income and net realized short-term capital gains on a monthly basis. The Fund will distribute annually any remaining short-term capital gains together with long-term capital gains, if any. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ.

  In order to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, the Fund intends to distribute substantially all of its net investment income and capital gains at least annually. Any distributions in excess of the Fund's net investment income and capital gains will be a return of principal, which will reduce the investor's tax basis in the shares. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income whether received in shares or in cash. Distributions of the Fund's net capital gains ("capital gains dividends") are taxable to shareholders as long-term capital gains regardless of the length of time the shares of the Fund have been held by such shareholders.

  Redemption or resale of shares of the Fund will be a taxable transaction for federal income tax purposes. For further information with respect to taxes, see the Statement of Additional Information.

------------------------------------------------------------------------------
FUND PERFORMANCE
------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for specified periods of time. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares.


  Further information about the Fund's performance is contained in the Fund's Annual Report and the Fund's Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired).


------------------------------------------------------------------------------
FUND ORGANIZATION
------------------------------------------------------------------------------

  The Fund is a diversified, open-end management investment company. The Fund is a series of the Van Kampen American Capital U.S. Government Trust, a Delaware business trust organized as of May 10, 1995 (the "Trust"). To date, the Fund is the only series of the Trust, although the Trustees of the Trust are empowered to organize and designate other series in the future. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding Shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, par value $.01 per share, divided into classes. The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represents an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee.

  The Fund issues multiple classes of shares pursuant to a plan adopted under Rule 18f-3 of the 1940 Act. Each class of shares is equal as to earnings, assets and voting privileges, except as noted herein, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares into

Class A Shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to other shareholders. The fiscal year end of the Fund is December 31.

------------------------------------------------------------------------------
ADDITIONAL INFORMATION
------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.


  Shareholder inquiries should be directed to: Van Kampen American Capital U.S. Government Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, Attn:
Correspondence. The telephone number is (800) 421-5666 (or (800) 421-2833 for the hearing impaired). For Automated Telephone Service which provides 24-hour direct dial access to Fund facts and shareholder account information dial (800) 847-2424.

EXISTING SHAREHOLDERS--
FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE
CALL THE FUND'S TOLL-FREE

NUMBER--(800) 341-2911.


PROSPECTIVE INVESTORS--CALL
YOUR BROKER OR (800) 421-5666.

DEALERS--FOR DEALER
INFORMATION, SELLING
AGREEMENTS, WIRE ORDERS,
OR REDEMPTIONS CALL THE
DISTRIBUTOR'S TOLL-FREE
NUMBER--(800) 421-5666.

FOR SHAREHOLDER AND
DEALER INQUIRIES THROUGH
TELECOMMUNICATIONS
DEVICE FOR THE DEAF (TDD)

DIAL (800) 421-2833.


FOR AUTOMATED TELEPHONE

SERVICES DIAL (800) 847-2424.

VAN KAMPEN AMERICAN CAPITAL
U.S. GOVERNMENT FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, MO 64141-9256
Attn: Van Kampen American Capital
    U.S. Government Fund

Custodian

STATE STREET BANK AND
TRUST COMPANY

225 West Franklin Street, P.O. Box 1713

Boston, MA 02105-1713
Attn: Van Kampen American Capital
    U.S. Government Fund

Legal Counsel

SKADDEN, ARPS, SLATE,

MEAGHER & FLOM (ILLINOIS)

333 West Wacker Drive
Chicago, IL 60606


Independent Accountants


KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, IL 60601

 ------------------------------------------------------------------------------

                                U.S. GOVERNMENT
                                      FUND

 ------------------------------------------------------------------------------

                              P R O S P E C T U S


                                 APRIL 30, 1997


------       ------  A WEALTH OF KNOWLEDGE - A KNOWLEDGE OF WEALTH
                          VAN KAMPEN AMERICAN CAPITAL
    ------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND

  Van Kampen American Capital U.S. Government Fund, formerly known as Van Kampen Merritt U.S. Government Fund (the "Fund"), is a mutual fund organized as a diversified series of Van Kampen American Capital U.S. Government Trust, a Delaware business trust (the "Trust"). The Trust is an open-end management investment company. The Fund's investment objective is to provide a high level of current income with liquidity and safety of principal. The Fund invests in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The net asset value and the return of the Fund will fluctuate depending on market conditions and other factors.


  This Statement of Additional Information is not a prospectus but should be read in conjunction with the Prospectus for the Fund dated April 30, 1997 (the "Prospectus"). This Statement of Additional Information does not include all of the information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by writing or calling Van Kampen American Capital Distributors, Inc. at One Parkview Plaza, Oakbrook Terrace, IL 60181 at (800) 421-5666 (or (800) 421-2833 for the hearing impaired).


  The Prospectus and this Statement of Additional Information omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. (the "SEC"). These items may be obtained from the SEC upon payment of the fee prescribed, or inspected at the SEC's office at no charge.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
The Fund and the Trust......................................    B-2
Investment Policies and Restrictions........................    B-2
U.S. Government Securities..................................    B-4
Additional Investment Considerations........................    B-6
Trustees and Officers.......................................    B-14
Investment Advisory and Other Services......................    B-21
Custodian and Independent Accountants.......................    B-23
Portfolio Transactions and Brokerage Allocation.............    B-23
Tax Status of the Fund......................................    B-24
The Distributor.............................................    B-26
Distribution and Service Plans..............................    B-26
Legal Counsel...............................................    B-27
Performance Information.....................................    B-27
Alternative Sales Arrangements..............................    B-29
Purchase of Shares..........................................    B-31
Shareholder Services........................................    B-37
Redemptions.................................................    B-40
Distributions from the Fund.................................    B-42
Report of Independent Accountants...........................    B-43
Financial Statements........................................    B-44
Notes to Financial Statements...............................    B-52



        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 30, 1997

                             THE FUND AND THE TRUST


  Van Kampen American Capital U.S. Government Fund (the "Fund") is an open-end diversified management investment company. Currently, the Fund is the only series of the Trust. Other series may be organized and offered in the future. The Fund was originally organized in 1984 under the name Van Kampen Merritt U.S. Government Fund Inc. as a Maryland corporation and was reorganized in 1988 under the name Van Kampen Merritt U.S. Government Fund as a sub-trust of Van Kampen Merritt U.S. Government Trust, a Massachusetts business trust. The Fund was again reorganized as of July 31, 1995 as a series of the Trust.


  The Trust is an unincorporated business trust established under the laws of the state of Delaware by an Agreement and Declaration of Trust dated as of May 10, 1995 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to create one or more separate investment portfolios and issue a series of shares for each portfolio. The Trustees can further sub-divide each series of shares into one or more classes of shares for each portfolio. The Trust can issue an unlimited number of shares, par value $.01 per share (prior to July 31, 1995, the shares had no par value). Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.


  Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved. Shares do not have cumulative voting rights, preemptive rights or any conversion (other than Class B Shares of each series which convert into Class A shares of the respective series after eight years) or exchange rights. The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting.


  The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the Investment Company Act of 1940, as amended (the "1940 Act") or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.

  Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

                      INVESTMENT POLICIES AND RESTRICTIONS

  The investment objective of the Fund is to provide a high level of current income, with liquidity and safety of principal. The Fund will invest at least 65% and up to 100% of its assets in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, including Government National Mortgage Association Certificates of the modified pass-through type. The Fund may also make other investments described in the Prospectus. The net asset value and return of the Fund may vary.

  Fundamental investment restrictions limiting the investments of the Fund provide that the Fund may not:


   1. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (There is no limit on the amount of the Fund's assets which may be invested in the securities of any one issuer of obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities.)


   2. Issue senior securities, borrow money or enter into reverse repurchase agreements or dollar rolls in the aggregate in excess of 33 1/3 of the Fund's total assets (after giving effect to any such borrowing); provided, however, that with respect to such amount no more than 5% may be invested in bank borrowings and reverse repurchase agreements. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances, borrowings, hedging transactions and risk management techniques.

   3. Buy any securities "on margin" or sell any securities "short."


   4. Make investments for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   5. Write, purchase or sell puts, calls or combinations thereof, or purchase or sell interest rate futures contracts or related options, except that the Fund may purchase or sell puts, calls or combinations thereof and may purchase or sell commodities futures contracts on related put and call options on such contracts for hedging purposes, in accordance with applicable requirements of the SEC and the Commodity Futures Trading Commission.


   6. Invest in securities issued by other investment companies, except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


   7. Invest in interests in oil, gas or other mineral exploration or development programs.

   8. Purchase or retain securities of any company if, to the knowledge of the Fund, its officers and directors and officers and directors of the Fund's investment adviser who individually own more than 1/2 of 1% of the securities of such company together own beneficially more than 5% of such securities.

   9. Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph 1 above, may enter into repurchase agreements, and may lend its portfolio securities against collateral consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest.

  10. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

  11. Purchase or sell real estate, commodities or commodity contracts, except as set forth in 5 above.


  12. Purchase or retain securities of issuers having a record of less than three years continuous operation (such period of three years may include the operation of predecessor companies or enterprises if the issuer came into existence as a result of merger, consolidation or reorganization, or the purchase of substantially all of the assets of the predecessor companies or enterprises), except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.



  13. Invest more than 25% of its assets in a single industry, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (Neither the U.S.

      Government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

  The Fund may not change any of these investment restrictions without the approval of the lesser of (i) more than 50% of the Fund's outstanding shares or
(ii) 67% of the Fund's shares present at a meeting at which the holders of more than 50% of the outstanding shares are present in person or by proxy. As long as the percentage restrictions described above are satisfied at the time of the investment or borrowing, the Fund will be considered to have abided by those restrictions even if, at a later time, a change in values or net assets causes an increase or decrease in percentage beyond that allowed.


  The Fund may invest up to 15% of its total assets in illiquid securities, securities the disposition of which is subject to substantial legal or contractual restrictions on resale and securities that are not readily marketable. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Restricted securities salable among qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933, as amended, that are determined to be liquid by the Adviser under guidelines adopted by the Board of Trustees of the Trust (under which guidelines the Adviser will consider factors such as trading activities and the availability of price quotations), will not be treated as restricted securities by the Fund pursuant to such rules. The Fund's policy with respect to investment in illiquid and restricted securities is not a fundamental policy and may be changed by the Board of Trustees, in consultation with the adviser, without obtaining shareholder approval.


  The Fund will not generally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund's investment objective. For example, the Fund may sell portfolio securities in anticipation of a movement in interest rates or to avoid loss of premiums paid and unrealized capital gains earned on GNMA Certificates selling at a substantial premium. Frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the portfolio turnover rate of the Fund will normally be less than 200%, and may be significantly less in a period of stable or rising interest rates.

                           U.S. GOVERNMENT SECURITIES

  U.S. Treasury Securities. The Fund may invest in U.S. Treasury securities, including bills, notes and bonds issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

  Obligations Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Fund may invest in obligations issued by agencies of the U.S. Government or instrumentalities established or sponsored by the U.S. Government. These obligations, including those that are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, among others, obligations issued by the Tennessee Valley Authority, the Resolution Trust Corporation, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit Bank and the Federal Home Loan Bank, the obligations of which may be satisfied only by the individual credit of the issuing agency. Investments in FHLMC, FNMA and other obligations may include collateralized mortgage obligations and real estate mortgage investment conduits issued or guaranteed by such entities. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

  Mortgage-Backed Securities Issued or Guaranteed by U.S. Government Instrumentalities. The Fund may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies such as GNMA, FNMA or FHLMC and representing undivided ownership interests in pools of mortgages. The mortgages backing these securities may include conventional 30-year fixed rate mortgages, 15-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. Government or the issuing agency guarantees the payment of the interest on and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. Because the principal amounts of such underlying mortgages may generally be prepaid in whole or in part by the mortgagees at any time without penalty and the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through securities. Mortgage-backed securities are subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. The remaining maturity of a mortgage-backed security will be deemed to be equal to the average maturity of the mortgages underlying such security determined by the Adviser on the basis of assumed prepayment rates with respect to such mortgages. The remaining expected average life of a pool of mortgages underlying a mortgage-backed security is a prediction of when the mortgages will be repaid and is based upon a variety of factors such as the demographic and geographic characteristics of the borrowers and the mortgaged properties, the length of time that each of the mortgages has been outstanding, the interest rates payable on the mortgages and the current interest rate environment. While the timing of prepayments of graduated payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in other income producing securities, the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage- backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgage-backed securities. Moreover, prepayments of mortgages which underlie securities purchased by the Fund at a premium would result in capital losses.

  Collateralized Mortgage Obligations and Multiclass Pass-Through
Securities. The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs deemed to be U.S. government securities are those issued or guaranteed as to principal and interest by a person controlled or supervised by and acting as an agency or instrumentality of the U.S. government. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways.

  The Fund may invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. Substantially all of the CMOs in which the Fund invests are PAC Bonds.

  Stripped Mortgage-Backed Securities. The Fund also may invest in stripped mortgage-backed securities ("SMBS") An SMBS is a derivative multiclass mortgage security. SMBS usually are structured with two classes that receive different proportions of the interest and principal distribution on a pool of Mortgage Assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield of POs could be materially adversely affected. The market values of IOs and POs are subject to greater risk of fluctuation in response to changes in market rates of interest than many other types of government securities and, to the extent the Fund invests in IOs and POs, increases the risk of fluctuations in the net asset value of the Fund. The Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and through the use of Strategic Transactions (described below).

                      ADDITIONAL INVESTMENT CONSIDERATIONS

  The Fund may also engage in strategic transactions, purchase and sell securities on a "when issued" and "delayed delivery" basis, enter into repurchase and reverse repurchase agreements, and lend its portfolio securities in certain circumstances, in each case subject to the limitations set forth below. These investments entail risks.


  Strategic Transactions. The Fund may, but is not required to, utilize various investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of the Fund's fixed-income securities or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.


  In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

  Some Strategic Transactions may also be used to enhance potential gain although no more than 25% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. When the Fund sells an option, if the underlying securities do not increase (in the case of a call option) or decrease (in the case of a put option) to a price level that would make the exercise of the option profitable to the holder of the option, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the option holder purchases the underlying security at the strike price and the Fund does not participate in any increase in the price of such securities above the strike price. In addition, the Fund would need to replace the underlying securities at prices which may not be advantageous to the Fund. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

  Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable. See "Tax Status of the Fund."

  General Characteristics of Options.   Put options and call options typically
have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

  A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

  With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

  The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

  The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

  OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

  Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers", or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group ("S&P") or "P-1" from Moody's Investor Services, Inc. ("Moody's") or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that, in general, OTC options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

  If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

  The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

  The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, municipal obligations and Eurodollar instruments (whether or not it holds the above securities in its portfolio.) The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

  General Characteristics of Futures. The Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect index futures and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

  The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

  The Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

  Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

  Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

  Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


  The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent equity rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. A large number of banks and investment banking firms now act both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

  Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high-grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid high-grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid, high-grade assets equal to the exercise price.

  OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

  In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

  With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high-grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.


  Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.


  The Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Tax Status of the Fund."

  "When Issued" and "Delayed Delivery" Transactions. The Fund may purchase and sell portfolio securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage.


  Repurchase Agreements. The Fund may enter into repurchase agreements with banks and broker-dealers, under which the Fund purchases securities and agrees to resell the securities at an agreed upon time and at an agreed upon price. Under the 1940 Act, repurchase agreements may be considered collateralized loans by the Fund, and the difference between the amount the Fund pays for the securities and the amount it receives upon resale is accrued as interest and reflected in the Fund's net income. When the Fund enters into repurchase agreements, it relies on the seller to repurchase the securities. Failure to do so may result in a loss for the Fund if the market value of the securities is less than the repurchase price. At the time the Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. In determining whether to enter into a repurchase agreement with a bank or broker-dealer, the Fund will take into account the credit-worthiness of such party. In the event of default by such party, the Fund may not have a right to the underlying security and there may be possible delays and expenses in liquidating the security purchased, resulting in a decline in its value and loss of interest. The Fund will use repurchase agreements as a means of making short-term investments, and will invest in repurchase agreements of duration of seven days or less in an amount not exceeding 25% of the net assets of the Fund. The Fund's ability to invest in repurchase agreements that mature in more than seven days is subject to an investment restriction that limits the Fund's investment in "illiquid" securities, including such repurchase agreements, to 15% of the Fund's net assets.

  Reverse Repurchase Agreements and Dollar Rolls. In order to seek a high level of current income, the Fund may enter into reverse repurchase agreements with respect to securities which could otherwise be sold by the Fund. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities.

  In order to seek a high level of current income, the Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

  The Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

  The Fund is authorized to borrow money from banks or otherwise in an amount up to 33 1/3% of the Fund's total assets (after giving effect to any such borrowing). The Fund considers reverse repurchase agreements and dollar rolls to be borrowings for purposes of such percentage limitation. No more than 5% of the Fund's total assets may be invested in bank borrowings and reverse repurchase agreements. The Fund will borrow only when the Adviser believes that such borrowings will benefit the Fund.

  Borrowing by the Fund creates an opportunity for increased net income but, at the same time, increases the risk of the Fund's portfolio. Leveraging by the Fund will generally increase the volatility of the Fund's net asset value in response to fluctuations in market interest rates and accordingly may increase the risk of the Fund's portfolio. Although the principal of such borrowings will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. Borrowing will create interest expenses for the Fund which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced.

  Loans of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to banks or broker-dealers, to a maximum of 25% of the assets of the Fund, where such loans are callable at any time and are continuously secured by collateral consisting of cash or of securities issued or guaranteed by the U.S. Government or its agencies, which collateral is equal at all times to at least 100% of the value of the securities loaned, including accrued interest. The Fund will receive amounts equal to earned income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term instruments. The Fund is the beneficial owner of the loaned securities in that any gain or loss in the market price during the loan inures to the Fund and its shareholders. Thus, when the loan is terminated, the value of the securities may be more or less than their value at the beginning of the loan. In determining whether to lend its portfolio securities to a bank or broker-dealer, the Fund will take into account the credit-worthiness of such borrower and will monitor such credit-worthiness on an ongoing basis inasmuch as default by the other party may cause delays or other collection difficulties. The Fund may pay finders' fees in connection with loans of its portfolio securities.

                             TRUSTEES AND OFFICERS


  The tables below list the trustees and officers of the Trust (of which the Fund is a separate series) and other executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with VK/AC Holding, Inc. ("VKAC Holding"), Van Kampen American Capital, Inc. ("Van Kampen American Capital" or "VKAC"), Van Kampen American Capital Investment Advisory Corp. ("Advisory Corp."), Van Kampen American Capital Asset Management, Inc. ("Asset Management"), Van Kampen American Capital Distributors, Inc., the distributor of the Fund's shares (the "Distributor") and ACCESS Investors Services Inc., the Fund's transfer agent ("ACCESS"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding the American Capital Exchange Fund and the Common Sense Trust).


                                    TRUSTEES


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee of each of the funds in the
                                            Fund Complex.
Linda Hutton Heagy........................  Partner, Ray & Berndtson, Inc. An executive recruiting
Sears Tower                                 and management consulting firm. Formerly, Executive Vice
233 South Wacker Drive                      President of ABN AMRO, N.A., a Dutch bank holding
Suite 4020                                  company. Prior to 1992, Executive Vice President of La
Chicago, IL 60606                           Salle National Bank. Trustee of each of the funds in the
Date of Birth: 06/03/48                     Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation. Trustee of
                                            each of the funds in the Fund Complex.
Dennis J. McDonnell*......................  President and a Director of VKAC. President, Chief
One Parkview Plaza                          Operating Officer and a Director of the Advisers.
Oakbrook Terrace, IL 60181                  Director or officer of certain other subsidiaries of
Date of Birth: 05/20/42                     VKAC. Prior to November 1996, Executive Vice President
                                            and a Director of VKAC Holding. President and Trustee of
                                            each of the funds in the Fund Complex. President,
                                            Chairman of the Board and Trustee of other investment
                                            companies advised by the Advisers or their affiliates.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee of each of the funds
                                            in the Fund Complex.
Jerome L. Robinson........................  President, Robinson Technical Products Corporation, a
115 River Road                              manufacturer and processor of welding alloys, supplies
Edgewater, NJ 07020                         and equipment. Director, Pacesetter Software, a software
Date of Birth: 10/10/22                     programming company specializing in white collar
                                            productivity. Director, Panasia Bank. Trustee of each of
                                            the funds in the Fund Complex.

Phillip B. Rooney.........................  Private investor. Director, Illinois Tool Works, Inc., a manufacturing
348 East Third Street                       company; Vice Chairman and Director, The Servicemaster Company, a
Hinsdale, IL 60521                          business and consumer services company; Director, Urban Shopping
Date of Birth: 07/08/44                     Centers Inc., a retail mall management company; Director, Stone
                                            Container Corp., a paper manufacturing company. Trustee, University of
                                            Notre Dame. Formerly, President and Chief Executive Officer, WMX
                                            Technologies Inc., an environmental services company, and prior to that
                                            President and Chief Operating Officer, WMX Technologies Inc. Trustee of
                                            each of the funds in the Fund Complex.
Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the Graduate School,
155 Hickory Lane                            Stevens Institute of Technology. Director, Dynalysis of Princeton, a
Closter, NJ 07624                           firm engaged in engineering research. Trustee of each of the funds in
Date of Birth: 08/02/24                     the Fund Complex.
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom
333 West Wacker Drive                       (Illinois), legal counsel to the funds in the Fund Complex, open-end
Chicago, IL 60606                           funds advised by Van Kampen American Capital Management, Inc. and
Date of Birth: 08/22/39                     closed-end funds advised by Advisory Corp. Trustee of each of the funds in the Fund Complex, open-end funds advised by Van Kampen American
                                            Capital Management, Inc. and closed-end funds advised by Advisory Corp.


---------------

* Such trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. McDonnell is an interested person of the Advisers and the Fund by reason of his positions with VKAC and its affiliates. Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund and is an interested person of Asset Management with respect to certain funds advised by Asset Management by reason of his firm in the past acting as legal counsel to Asset Management.



                                    OFFICERS



  Messrs. Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at One Parkview Plaza, Oakbrook Terrace, IL 60181. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Peter W. Hegel..............  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 06/25/56                                   Director of Asset Management. Officer of
                                                            certain other subsidiaries of VKAC. Vice
                                                            President of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Curtis W. Morell............  Vice President and Chief      Senior Vice President of the Advisers, Vice
  Date of Birth: 08/04/46     Accounting Officer            President and Chief Accounting Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
Ronald A. Nyberg............  Vice President and Secretary  Executive Vice President, General Counsel
  Date of Birth: 07/29/53                                   and Secretary of VKAC. Executive Vice
                                                            President, General Counsel, Assistant
                                                            Secretary and a Director of the Advisers
                                                            and the Distributor. Executive Vice
                                                            President, General Counsel and Assistant
                                                            Secretary of ACCESS. Director or officer of
                                                            certain other subsidiaries of VKAC.
                                                            Director of ICI Mutual Insurance Co., a
                                                            provider of insurance to members of the
                                                            Investment Company Institute. Prior to
                                                            November 1996, Executive Vice President,
                                                            General Counsel and Secretary of VKAC
                                                            Holding. Vice President and Secretary of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

Don G. Powell                                               Chairman, President, Chief Executive
2800 Post Oak Blvd.                                         Officer and a Director of VKAC. Chairman,
Houston, TX 77056                                           Chief Executive Officer and a Director of
  Date of Birth: 10/19/39                                   the Advisers and the Distributor. Chairman
                                                            and a Director of ACCESS. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Chairman of the Board of Governors
                                                            and the Executive Committee of the
                                                            Investment Company Institute. Prior to
                                                            November, 1996, President, Chief Executive
                                                            Officer and a Director of VKAC Holding.
                                                            President, Chief Executive Officer and a
                                                            Trustee/Director of certain investment
                                                            companies advised by Asset Management and
                                                            prior to July 1996, President, Chief
                                                            Executive Officer and a Trustee of the
                                                            funds in the Fund Complex and closed-end
                                                            investment companies advised by Advisory
                                                            Corp.

Alan T. Sachtleben..........  Vice President                Executive Vice President of the Advisers.
  Date of Birth: 04/20/42                                   Director of Asset Management. Director or
                                                            officer of certain other subsidiaries of
                                                            VKAC. Vice President of each of the funds
                                                            in the Fund Complex and certain other
                                                            investment companies advised by the
                                                            Advisers or their affiliates.

Paul R. Wolkenberg..........  Vice President                Executive Vice President of the VKAC, the
  Date of Birth: 11/10/44                                   Advisers and the Distributor. President,
                                                            Chief Executive Officer and a Director of
                                                            ACCESS. Director or officer of certain
                                                            other subsidiaries of VKAC. Vice President
                                                            of each of the funds in the Fund Complex
                                                            and certain other investment companies
                                                            advised by the Advisers or their
                                                            affiliates.

Edward C. Wood III..........  Vice President and Chief      Senior Vice President of the Advisers. Vice
  Date of Birth: 01/11/56     Financial Officer             President and Chief Financial Officer of
                                                            each of the funds in the Fund Complex and
                                                            certain other investment companies advised
                                                            by the Advisers or their affiliates.

                                     POSITIONS AND                     PRINCIPAL OCCUPATIONS
        NAME AND AGE               OFFICES WITH FUND                    DURING PAST 5 YEARS
        ------------               -----------------                   ---------------------
John L. Sullivan............  Treasurer                     First Vice President of the Advisers.
  Date of Birth: 08/20/55                                   Treasurer of each of the funds in the Fund
                                                            Complex and certain other investment
                                                            companies advised by the Advisers or their
                                                            affiliates.

Tanya M. Loden..............  Controller                    Vice President of the Advisers. Controller
  Date of Birth: 11/19/59                                   of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Nicholas Dalmaso............  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 03/01/65                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers and
                                                            the Distributor. Officer of certain other
                                                            subsidiaries of VKAC. Assistant Secretary
                                                            of each of the funds in the Fund Complex
                                                            and other investment companies advised by
                                                            the Advisers or the affiliates.

Huey P. Falgout, Jr.........  Assistant Secretary           Assistant Vice President and Senior
  Date of Birth: 11/15/63                                   Attorney of VKAC. Assistant Vice President
                                                            and Assistant Secretary of the Advisers,
                                                            the Distributor and ACCESS. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Scott E. Martin.............  Assistant Secretary           Senior Vice President, Deputy General
  Date of Birth: 08/20/56                                   Counsel and Assistant Secretary of VKAC.
                                                            Senior Vice President, Deputy General
                                                            Counsel and Secretary of the Advisers, the
                                                            Distributor and ACCESS. Officer of certain
                                                            other subsidiaries of VKAC. Prior to
                                                            November 1996, Senior Vice President,
                                                            Deputy General Counsel and Assistant
                                                            Secretary of VKAC Holding. Assistant
                                                            Secretary of each of the funds in the Fund
                                                            Complex and other investment companies
                                                            advised by the Advisers or the affiliates.

Weston B. Wetherell.........  Assistant Secretary           Vice President, Associate General Counsel
  Date of Birth: 06/15/56                                   and Assistant Secretary of VKAC, the
                                                            Advisers and the Distributor. Officer of
                                                            certain other subsidiaries of VKAC.
                                                            Assistant Secretary of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

Steven M. Hill..............  Assistant Treasurer           Assistant Vice President of the Advisers.
  Date of Birth: 10/16/64                                   Assistant Treasurer of each of the funds in
                                                            the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

M. Robert Sullivan..........  Assistant Controller          Assistant Vice President of the Advisers.
  Date of Birth: 03/30/33                                   Assistant Controller of each of the funds
                                                            in the Fund Complex and other investment
                                                            companies advised by the Advisers or the
                                                            affiliates.

  Each of the trustees holds the same position with each of the funds in the Fund Complex. As of December 31, 1996, there were 51 funds in the Fund Complex. Each trustee who is not an affiliated person of VKAC, the Advisers, the Distributor, ACCESS or Morgan Stanley (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Fund Complex as more fully described below. Each fund in the Fund Complex also provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.



  The compensation of each Non-Affiliated Trustee from each fund in the Fund Complex advised by Advisory Corp. (each a "VK Fund" and collectively the "VK Funds") includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  The compensation of each Non-Affiliated Trustee from the funds in the Fund Complex advised by Asset Management (each an "AC Fund" or collectively the "AC Funds") includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.



  The trustees approved an aggregate compensation cap with respect to funds in the Fund Complex of $84,000 per Non-Affiliated Trustee per year (excluding any retirement benefits) for the period July 22, 1995 through December 31, 1996, subject to the net assets and the number of funds in the Fund Complex as of July 21, 1995 and certain other exceptions. For the calendar year ended December 31, 1996, certain trustees received aggregate compensation from the funds in the Fund Complex over $84,000 due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. In addition, each of Advisory Corp. or Asset Management, as the case may be, agreed to reimburse each fund in the Fund Complex through December 31, 1996 for any increase in the aggregate trustee's compensation over the aggregate compensation paid by such fund in its 1994 fiscal year, provided that if a fund did not exist for the entire 1994 fiscal year appropriate adjustments will be made.



  Each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.



  Each fund in the Fund Complex has adopted a retirement plan. Under the Fund's retirement plan, a Non-Affiliated Trustee who is receiving trustee's compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such trustee's retirement from the Fund. Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund. Each trustee has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year. Asset Management has reimbursed each AC Fund for the expenses related to the retirement plan through December 31, 1996.



  Additional information regarding compensation and benefits for trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year or the Fund Complex' most recently completed calendar year ended December 31, 1996.



                            1996 COMPENSATION TABLE



                                                                                                                    TOTAL
                                                                                                                COMPENSATION
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM    BEFORE DEFERRAL
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS        FROM FUND
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON    COMPLEX PAID
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)       TO TRUSTEE(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1995                   $3,125                 $  499                $2,500            $104,875
Philip P. Gaughan                                     625                  2,169                 2,000              16,875
Linda Hutton Heagy*         1995                    3,125                     56                 2,500             104,875
Dr. Roger Hilsman                                   3,125                      0                 2,500             103,750
R. Craig Kennedy*           1993                    3,125                     48                 2,500             104,875
Donald C. Miller                                    3,125                  3,589                 2,500             104,875
Jack E. Nelson*             1988                    3,125                    404                 2,500              97,875
David Rees                                            750                      0                 2,500              22,000
Jerome L. Robinson*         1992                    3,125                  2,520                 2,500             101,625
Lawrence J. Sheehan                                   750                      0                   -0-              22,000
Dr. Fernando Sisto*         1995                    3,125                    861                 2,500             104,875
Wayne W. Whalen*            1988                    3,125                    292                 2,500             104,875
William S. Woodside                                 3,125                      0                 2,500             104,875


---------------

* Currently a member of the Board of Trustees. Mr. Phillip B. Rooney also is a current member of the Board of Trustees but is not included in the compensation table because he did not serve on the Board of Trustees or receive any compensation from the Fund prior to April 14, 1997. Messrs. McDonnell and Powell, also trustees of the Fund during all or a portion of the Fund's last fiscal year, are not included in the compensation table because they are affiliated persons of the Advisers and are not eligible for compensation or retirement benefits from the Fund.



(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Messrs. Gaughan and Rees retired from the Board of Trustees on January 26, 1996 and January 29, 1996, respectively. Mr. Sheehan was removed from the Board of Trustees effective January 29, 1996. Messrs. Hilsman, Miller and Woodside retired from the Board of Trustees on December 31, 1996.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended December 31, 1996. The following trustees deferred compensation from the

Fund during the fiscal year ended December 31, 1996: Mr. Branagan, $875; Mr. Gaughan, $625; Ms. Heagy, $2,500; Mr. Kennedy, $1,500; Mr. Miller, $625; Mr. Nelson, $625; Mr. Rees, $750; Mr. Robinson, $625; and Mr. Whalen, $625. Amounts
   deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Trust as of December 31, 1996 is as follows: Mr. Branagan, $864; Mr. Gaughan, $3,486; Ms. Heagy, $3,412; Mr. Kennedy, $7,792; Mr. Miller, $9,083; Mr. Nelson, $9,476; Mr. Rees, $2,477;
   Mr. Robinson, $8,925; and Mr. Whalen, $7,967. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the Retirement Benefits accrued by the Fund during its fiscal year ended December 31, 1996. The retirement plan is described above the Compensation Table.



(4) This is the estimated maximum annual benefits payable by the Fund in each year of the 10-year period commencing in the year of such trustee's retirement from the Fund assuming: the trustee has 10 or more years of service on the Board of Trustees (including years of service prior to the adoption of the retirement plan) and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund. The actual annual benefit may be less if the trustee is subject to the Fund Complex retirement benefit cap or if the trustee is not fully vested at the time of retirement. Each incumbent nominee to the Board of Trustees has served as a member of the Board of Trustees since he or she was first appointed or elected in the year set forth in the Compensation Table.



(5) The amounts shown in this column represent the aggregate compensation paid by all 51 of the investment companies in the Fund Complex as of December 31, 1996 before deferral by the trustees under the deferred compensation plan. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1996. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The trustees' Fund Complex compensation cap covered the period July 22, 1995 through December 31, 1996. For the calendar year ended December 31, 1996, certain trustees received compensation over $84,000 in the aggregate due to compensation received but not subject to the cap, including compensation from new funds added to the Fund Complex after July 22, 1995 and certain special meetings in 1996. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Powell and Whalen, the trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $243,375 during the calendar year ended December 31, 1996.



  As of April 4, 1997, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  As of April 4, 1997, no person was known by the Fund to own beneficially or to hold of record as much as 5% of the outstanding Class A shares, Class B shares or Class C shares of the Fund, except as follows:



                                                               AMOUNT OF
                                                              OWNERSHIP AT        CLASS OF       PERCENTAGE
               NAME AND ADDRESS OF HOLDER                    APRIL 4, 1997         SHARES        OWNERSHIP
               --------------------------                    -------------        --------       ----------
Van Kampen American Capital Trust Company................      19,502,097            A             11.45%
  2800 Post Oak Blvd.                                           2,313,721            B              8.43%
  Houston, TX 77056
Martha J. Ruoff Estate...................................          63,809            C              6.31%
  Russell Ruoff Conservator
  435 North Alfred
  Los Angeles, CA 90048-2504
Merrill Lynch, Pierce, Fenner & Smith....................          59,577            C              5.89%
  For the Sole Benefit of its Customers
  Attn: Fund Administration
  4800 Deer Lake Dr. E Fl 3
  Jacksonville, FL 32246-6484
Anne Holuba..............................................          58,713            C              5.80%
  2 Hackensack Ave.
  South Kearny, NJ 07032-4611
Robert J. Holuba.........................................         120,645            C             11.92%
  Stanley J. Holuba Tr
  Angela Holuba Term Tr
  FBO Angela Holuba Dtd. 7/28/87
  2 Hackensack Ave.
  South Kearny, NJ 07032-4611
Firefighters Credit Union................................          51,830            C              5.12%
  124 W. 1400 South
  Salt Lake City, UT 84115-5227


---------------

  Van Kampen American Capital Trust Company acts as custodian for certain employee benefit plans and individual retirement accounts.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT


  Van Kampen American Capital Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser. The Adviser was incorporated as a Delaware corporation in 1982 (and through December 31, 1987 transacted business under the name of American Portfolio Advisory Service Inc.).



  The Adviser is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly-owned subsidiary of MSAM Holdings II, Inc. which, in turn, is a wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.



  The investment advisory agreement between the Adviser and the Fund provides that the Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as officers of the Fund and trustees of the Trust if duly elected to such positions.


  The agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.

  The Adviser's activities are subject to the review and supervision of the Board of Trustees of the Trust, of which the Fund is a series, to whom the Adviser renders periodic reports of the Fund's investment activities.

  The investment advisory agreement will remain in effect from year to year if specifically approved by the Trustees of the Trust or the Fund's shareholders and by the disinterested Trustees of the Trust in compliance with the requirements of the 1940 Act. The agreement may be terminated without penalty upon 60 days written notice by either party and will automatically terminate in the event of assignment.

  The agreement specifies that the Adviser will reimburse the Fund for annual expenses of the Fund which exceed the most stringent limits prescribed by any state in which the Fund shares are offered for sale. The most stringent limit as of the date of this Statement of Additional Information, as affecting the Fund, requires the Adviser to reimburse the Fund to the extent that aggregate expenses of the Fund (excluding interest, taxes and other expenses which may be excludable under applicable state law) exceed in any fiscal year 2 1/2% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1 1/2% of the remaining average annual net assets of the Fund. In addition to making any required reimbursements, the Adviser may in its discretion, but is not obligated to, waive all or any portion of its fee or assume all or any portion of the expenses of the Fund.


  For the years ended December 31, 1994, 1995 and 1996, the Fund recognized advisory expenses of $18,897,359, $17,475,740 and $16,225,091, respectively.


OTHER AGREEMENTS


  FUND ACCOUNTING AGREEMENT. The Fund has also entered into an accounting services agreement pursuant to which the Adviser provides accounting services supplementary to those provided by the Custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares together with the other funds in the Fund Complex the cost of providing such services, with 25% of such costs shared proportionately based on the number of outstanding classes of securities per fund and with the remaining 75% of such cost being paid by the Fund and such other Van Kampen American Capital funds based proportionally on their respective net assets.



  For the years ended December 31, 1994, 1995 and 1996, the Fund recognized expenses of approximately $80,100, $137,300 and $123,700, respectively, representing the Adviser's cost of providing accounting services.

  LEGAL SERVICES AGREEMENT. The Fund and each of the other Van Kampen American Capital funds advised by the Adviser and distributed by the Distributor have entered into Legal Services Agreements pursuant to which Van Kampen American Capital provides legal services, including without limitation: accurate maintenance of the fund's minute books and records, preparation and oversight of the fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the Fund for such services is made on a cost basis for the salary and salary related benefits, including but not limited to bonuses, group insurances and other regular wages for the employment of personnel, as well as overhead and the expenses related to the office space and the equipment necessary to render the legal services. Other funds distributed by the Distributor also receive legal services from Van Kampen American Capital. Of the total costs for legal services provided to the funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.



  For the years ended December 31, 1994, 1995 and 1996, the Fund recognized expenses of approximately $62,900, $98,200 and $57,000, respectively, representing Van Kampen American Capital's cost of providing legal services.



                     CUSTODIAN AND INDEPENDENT ACCOUNTANTS


  State Street Bank and Trust Company, 225 Franklin Street, P.O. Box 1713, Boston, MA 02105-1713, is the custodian of the Fund and has custody of all securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.


  The independent accountants for the Fund are KPMG Peat Marwick LLP, 303 East Wacker Drive, Chicago, IL 60601. The selection of independent accountants will be subject to ratification by the shareholders of the Fund at any annual meeting of shareholders.


                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  The Adviser will place orders for portfolio transactions for the Fund with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services. These services include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and the investment adviser, including quotations necessary to determine the value of the Fund's net assets. Any research benefits derived are available for all clients of the investment adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses.

  If it is believed to be in the best interests of the Fund, the Adviser may place portfolio transactions with brokers who provide the types of research service described above, even if it means the Fund will have to pay a higher commission, (or, if the broker's profit is part of the cost of the security, will have to pay a higher price for the security) than would be the case if no weight were given to the broker's furnishing of those research services. This will be done, however, only if, in the opinion of the Adviser, the amount of additional commission or increased cost is reasonable in relation to the value of such services.

  In selecting among the firms believed to meet the criteria for handling a particular transaction, the Adviser may take into consideration that certain firms (i) provide market, statistical or other research information such as that set forth above to the Fund and the Adviser, (ii) have sold or are selling shares of the Fund and (iii) may select firms that are affiliated with the Fund, its investment adviser or its distributor and other principal underwriters. If purchases or sales of securities of the Fund and of one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. Although it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned, it is also possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

  While the Adviser will be primarily responsible for the placement of the Fund's business, the policies and practices in this regard must be consistent with the foregoing and will at all times be subject to review by the Trustees.

  The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to the Distributor and other affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

  State securities laws may differ from the interpretations of federal law expressed herein, and banks and financial institutions may be required to register as dealers pursuant to state law.

                             TAX STATUS OF THE FUND


  FEDERAL INCOME TAXATION. The Fund has qualified and intends to continue to qualify each year and to elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.



  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.



  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.



  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.



  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to mark-to-market some of the positions in its portfolio (i.e., treat them as if they were sold for fair market value at the end of the tax-year), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.



  The Fund's ability to dispose of portfolio securities may be limited by the requirement for qualification as a regulated investment company that less than 30% of the Fund's annual gross income be derived from the disposition of securities held for less than three months.



  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.



  DISTRIBUTIONS. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gains dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.



  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.



  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions will not qualify for the dividends received deduction for corporations, except to the extent the Fund receives dividends from domestic corporations.



  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.



  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.



  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.



  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.


                                THE DISTRIBUTOR


  The Distributor offers one of the industry's broadest lines of investments -- encompassing mutual funds, closed-end funds and unit investment trusts -- and is the nation's 5th largest broker-sold mutual fund group according to Strategic Insight, July 1995. VKAC manages or supervises more than $57 billion in mutual funds, closed-end funds and unit investment trusts -- assets which have been entrusted to VKAC in more than 2 million investor accounts. VKAC has one of the largest research teams (outside of the rating agencies) in the country, with more than 80 analysts devoted to various specializations.



  Shares of the Fund are offered on a continuous basis through Van Kampen American Capital Distributors, Inc. (the "Distributor"), One Parkview Plaza, Oakbrook Terrace, IL 60181. The Distributor is an indirect wholly-owned subsidiary of Morgan Stanley Group Inc. The principal office of the Fund, the Adviser, the Distributor and VKAC is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.



  Morgan Stanley Group Inc. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending.



  On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form Morgan Stanley, Dean Witter, Discover & Co. Subject to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, Van Kampen American Capital Asset Management, Inc. will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.



  Dean Witter, Discover & Co. is a financial services company with three major businesses; full service brokerage, credit services and asset management.


  Pursuant to a distribution agreement, the Distributor will purchase shares of the Fund for resale to the public, either directly or through securities dealers, and is obligated to purchase only those shares for which it has received purchase orders. A discussion of how to purchase and redeem the Fund's shares and how the Fund's shares are priced is contained in the Prospectus.


                         DISTRIBUTION AND SERVICE PLANS


  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and Service Plan sometimes are referred to herein collectively as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Plans are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor, sub-agreements between the Distributor and members of the NASD acting as securities dealers and NASD members or eligible non-members acting as brokers or agents for investors (collectively, "Selling

Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

  Under the Distribution and Service Agreement and the Selling Agreements, financial intermediaries that sold shares prior to July 1, 1987, or prior to the beginning of the calendar quarter in which the Selling Agreement between the Fund and such financial intermediary was approved by the Fund's Board of Trustees (an "Implementation Date") are not eligible to receive compensation pursuant to such Distribution and Service Agreement and/or Selling Agreement. To the extent that there remain outstanding shares of the Fund that were purchased prior to all Implementation Dates, the percentage of the total average daily net asset value of a class of shares that may be utilized pursuant to the Distribution and Service Agreement will be less than the maximum percentage amount permissible with respect to such class of shares under the Distribution and Service Agreement.

  The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Plans and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to either class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to either class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


  For the fiscal year ended December 31, 1996, the Fund's aggregate expense under the Plans for Class A Shares was $4,773,135. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended December 31, 1996, the Fund's aggregate expense under the Plans for Class B Shares was $4,378,912. Such expenses were paid to reimburse the Distributor for the following payments: $3,284,184 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B shares of the Fund and $1,094,728 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended December 31, 1996, the Fund's aggregate expense under the Plans for Class C Shares was $145,308. Such expenses were paid to reimburse the Distributor for the following payments: $41,615 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C shares of the Fund and $103,693 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Plans.


                                 LEGAL COUNSEL


  Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom (Illinois).


                            PERFORMANCE INFORMATION

  The Fund's yield quotation is determined on a monthly basis with respect to the immediately preceding 30 day period; yield is computed by first dividing the Fund's net investment income per share of a given class earned during such period by the Fund's maximum offering price (including, with respect to the Class A Shares, the maximum sales charge) per share of such class on the last day of such period. The Fund's net investment income per share is determined by taking the interest attributable to a given class of shares earned by the Fund during the period, subtracting the expenses attributable to a given class of shares accrued for the period (net of any reimbursements), and dividing the result by the average daily number of shares of each class outstanding during the period that was entitled to receive dividends. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period. Yield will be computed separately for each class of shares. Class B Shares redeemed during the first six years after their issuance and Class C Shares redeemed during the first year after their issuance may be subject to a contingent deferred sales charge in a maximum amount equal to 4.00% and 1.00%, respectively, of the lesser of the then current net asset value of the shares redeemed or their initial purchase price from the Fund. Yield quotations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


  The Fund calculates average compounded total return by determining the redemption value (less any applicable contingent deferred sales charge) at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a given class of shares of the Fund (less the maximum sales charge, if any) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage. Average compounded total return will be computed separately for each class of shares.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share of a given class can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, and if applicable may include or exclude the sales charge or CDSC as indicated, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the CDSC imposed at the time of redemption were reflected, it would reduce the performance quoted.

  From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how Van Kampen American Capital believes the Fund compares relative to other Van Kampen American Capital funds. Materials also may discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the Internet.

CLASS A SHARES


  The average total return, including the payment of the maximum sales charge, with respect to the Class A Shares for (i) the one year period ended December 31, 1996 was (.87%); (ii) the 5 year period ended December 31, 1996 was 4.90%;
(iii) the 10 year period ended December 31, 1996 was 7.18% and (iv) the approximately 12 year, 7 month period from May 27, 1984 (the commencement of investment operations of the Fund) through December 31, 1996 was 9.54%.



  The Fund's yield with respect to the Class A Shares for the 30 day period ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 9.35%.

The Fund's current distribution rate with respect to the Class A Shares for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.92%.



  The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to the Class A Shares from its inception to the end of the current period, was 214.81%.



  The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from its inception to the end of the current period was 230.48%.


CLASS B SHARES


  The average total return, including payment of the CDSC, with respect to the Class B Shares for (i) the one year period ended December 31, 1996 was (.63%) and (ii) the approximately 4 year, 4 month period of August 24, 1992 (commencement of distribution) through December 31, 1996 was 4.67%.



  The Fund's yield with respect to the Class B Shares for the 30 day period ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 8.96%. The Fund's current distribution rate with respect to the Class B Shares for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.48%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was 22.00%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class B Shares from its inception to the end of the current period was 23.37%.


CLASS C SHARES


  The average total return, including payment of the CDSC, with respect to the Class C Shares for (i) the one year period ended December 31, 1996 was 2.27% and
(ii) the approximately 3 year, 4 and 1/2 month period from August 13, 1993 (commencement of distribution) through December 31, 1996 was 3.39%.



  The Fund's yield with respect to the Class C Shares for the 30 day period ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 8.96%. The Fund's current distribution rate with respect to the Class C Shares for the month ending December 31, 1996 (calculated in the manner described in the Prospectus under the heading "Fund Performance") was 6.48%.



  The Fund's cumulative non-standardized total return, including payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was 14.02%.



  The Fund's cumulative non-standardized total return, excluding payment of the CDSC, with respect to the Class C Shares from its inception to the end of the current period was 14.02%.


                         ALTERNATIVE SALES ARRANGEMENTS

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase ("Class A Shares") or (b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C

Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order in an amount of $500,000 or more for Class B Shares or any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares. Investors must weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares (discussed below).

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and
(iii) has a different exchange privilege. Only the Class B Shares are subject to a conversion feature (discussed below). Generally, a class of shares subject to a higher ongoing distribution fee, service fee or, where applicable, the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution fee, service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in the Prospectus under "How to Buy Shares."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) transfer agency expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) SEC registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares that shall be approved by the SEC pursuant to an amended exemptive order. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Code.

                               PURCHASE OF SHARES

  The Fund currently offers three classes of shares to the public on a continuous basis through the Distributor, as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares are also offered through members of the National Association of Securities Dealers, Inc. ("NASD") acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering at any time and without prior notice.

  The Fund's shares are offered at the net asset value per share next computed after an investor places an order to purchase directly with the investor's broker, dealer or financial intermediary or with the Distributor, plus any applicable sales charge. Sales personnel of brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees and sponsor business seminars to qualifying brokers, dealers or financial intermediary for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. Such payments to brokers, dealers or financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that dealers who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of the 1933.

SALES CHARGE TABLE

                                                                                            DEALER
                                                                                          CONCESSION
                                                                                           OR AGENCY
                                                                 TOTAL SALES CHARGE       COMMISSION
                                                              -------------------------   -----------
                                                              PERCENTAGE    PERCENTAGE    PERCENTAGE
                    SIZE OF TRANSACTION                       OF OFFERING     OF NET      OF OFFERING
                     AT OFFERING PRICE                           PRICE      ASSET VALUE      PRICE
                    -------------------                       -----------   -----------   -----------
Less than $100,000..........................................     4.75%         4.99%          4.25%
$100,000 but less than $250,000.............................     3.75          3.90           3.25
$250,000 but less than $500,000.............................     2.75          2.83           2.25
$500,000 but less than $1,000,000...........................     2.00          2.04           1.75
$1,000,000 or more..........................................     *             *             *

---------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. See "Purchase of Shares--Deferred Sales Charge Alternatives" for additional information with respect to contingent deferred sales charges.


QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.


  As used herein, "any person" eligible for a reduced sales charge includes an individual, their spouse and children under 21 years of age (and any trust or custodial accounts for their benefit) and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary of a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.



  As used herein, "Participating Funds" refers to all open-end investment companies in the Fund Complex.



  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund alone, or in combination with other shares of the Fund and shares of other Participating Funds although other Participating Funds may have different sales charges.



  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.


  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charges applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.


OTHER PURCHASE PROGRAMS


  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.


  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value and with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer or financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide the Fund's transfer agent with appropriate backup data for each participating investor in a computerized format fully compatible with the transfer agent's processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:


  (1) Current or retired Trustees/Directors of funds advised by the Adviser or Van Kampen American Capital Asset Management, Inc. and such persons' families and their beneficial accounts.



  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.



  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees.


  (4) Registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients provided that the aggregate amount invested in Class A Shares of the Fund alone, or in any combination of shares of the Fund and shares of other Participating Funds as described herein under "Purchase of Shares -- Class A Shares -- Quantity Discounts," during the

      13-month period commencing with the first investment pursuant hereto equals at least $1 million. The Distributor may pay brokers, dealers or financial intermediaries through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period following such transaction.



  (5) Trustees and other fiduciaries purchasing shares for retirement plans of organizations with retirement plan assets of $3 million or more and which invest in multiple fund families through national wirehouses alliance programs.


  (6) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (7) Investors purchasing shares of the Fund with redemption proceeds from other mutual fund complexes on which the investor has paid a front-end sales charge or was subject to a deferred sales charge, whether or not paid, if such redemption has occurred no more than 30 days prior to such purchase.


  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen American Capital Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.



  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.


  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with the Fund's transfer agent, the investment adviser, trust company or bank trust department, provided that the Fund's transfer agent receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time. Authorized dealers will be paid a service fee as described herein under "Distribution and Service Plans" on purchases made as described in (3) through
(9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


DEFERRED SALES CHARGE ALTERNATIVES


  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares and Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate will be equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million; (ii) 4.00% with respect to Class B Shares, and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.


  CDSC Shares redeemed within a specified period of time generally will be subject to a contingent deferred sales charge at the rates set forth below. The amount of the contingent deferred sales charge will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.


  Proceeds from the contingent deferred sales charge applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution and services fees facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.



  In determining whether a contingent deferred sales charge is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares, if any, and fourth of CDSC Shares held longest during the period of time that a contingent deferred sales charge is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.


  To provide an example, assume an investor purchased 100 Class B Shares (as set forth below) at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share.

Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).


  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows:
1.00% on sales to $2 million, plus 0.80% on the next million and 0.50% on the excess over $3 million.



  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:


                                                  CONTINGENT DEFERRED SALES CHARGE
                                                     AS A PERCENTAGE OF DOLLAR
               YEAR SINCE PURCHASE                    AMOUNT SUBJECT TO CHARGE
               -------------------                --------------------------------
       First.....................................               4.00%
       Second....................................               3.75%
       Third.....................................               3.50%
       Fourth....................................               2.50%
       Fifth.....................................               1.50%
       Sixth.....................................               1.00%
       Seventh and after.........................               0.00%

  The contingent deferred sales charge is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services--Systematic Withdrawal Plan."


  CLASS C SHARES. Class C Shares redeemed within the first twelve months of purchase generally will be subject to a contingent deferred sales charge of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.



  CONVERSION FEATURE. Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased.



  For purposes of conversion to Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The holding period applicable to a Class B Share acquired through the use of the exchange privilege (discussed below) shall be the holding period applicable to a Class B Share of such Fund acquired other than through use of the exchange privilege. For purposes of calculating the holding period applicable to a Class B Share of the Fund prior to conversion, a Class B Share of the Fund issued in connection with an exercise of the exchange privilege, or a series of exchanges, shall be deemed to have been issued on the date on which the investor's order to purchase the exchanged Class B Share was accepted or, in the case of a series of exchanges, when the investor's order to purchase the original Class B Share was accepted.



  The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and such shares might continue to be subject to the higher aggregate distribution and service fees for an indefinite period.


  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge is waived on redemptions of Class B Shares (i) following the death or disability (as defined in the Code) of a shareholder, (ii) in connection with certain distributions from an IRA or other retirement plan, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, and (iv) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemptions." The contingent deferred sales charge is also waived on redemptions of Class C Shares if it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 120 days after redemption. See "Shareholder Services" and "Redemptions" for further discussion of the waiver provisions.


                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

  INVESTMENT ACCOUNT. ACCESS Investor Services, Inc. ("ACCESS"), transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen American Capital, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which shares are held by ACCESS. Except as described herein, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder will receive statements at least quarterly from ACCESS showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to ACCESS.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to ACCESS. On the date the letter is received ACCESS will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.


  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired) or in writing to ACCESS. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."


  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize ACCESS to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); SEP; and pension and profit sharing plans; 401(k) plans; or
Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen American Capital Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.


  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 421-5666 (or (800) 421-2883 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any other Participating Fund, Tax Free Money Fund or Reserve Fund so long as a pre-existing account for such class of shares exists for such shareholder.


  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of another Participating Fund, the Tax Free Money Fund or the Reserve Fund, subject to certain limitations herein or in such other fund's prospectus. Before effecting an exchange, shareholders in the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  In general, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser; however, under normal circumstances, it is the policy of the Adviser not to approve such requests.

  Class A Shares of Van Kampen American Capital funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund. Class A Shares of Van Kampen American Capital funds that generally do not impose an initial sales charge are subject to the appropriate sales charge applicable to Class A Shares of the Fund.

  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares between Van Kampen American Capital funds. Upon redemption from the Van Kampen American Capital family of funds, however, such shares are subject to the contingent deferred sales charge schedule of the initial Van Kampen American Capital fund from which such shares were purchased. The holding period of a Class B Share or Class C Share for purposes of determining the contingent deferred sales charge and the conversion privilege with respect thereto is determined by reference to the date the respective share originally was purchased from a Van Kampen American Capital fund.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.


  A shareholder wishing to make an exchange may do so by sending a written request to ACCESS or by contacting the telephone transaction line at (800) 421-5684 (or (800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen American Capital and its subsidiaries, including ACCESS (collectively, "VKAC"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or dividend diversification options for the new account, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund. See "Shareholder Services -- Retirement Plans."

  Holders of Class B Shares and Class C Shares who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment in the Fund at the time the election to participate in the plan is made. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Waiver of Contingent Deferred Sales Charge."

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on thirty days' notice to its shareholders.

  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint ACCESS as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to ACCESS. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company ("State Street Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.

  When a check is presented to State Street Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by ACCESS at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemptions."

  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or State Street Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must fill out the appropriate section of the account application.

The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once ACCESS has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing ACCESS.

                                  REDEMPTIONS

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to ACCESS, P. O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to ACCESS, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 60 days must accompany the redemption request. The redemption price is the net asset value per share next determined after the request is received by ACCESS in proper form. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days after acceptance by ACCESS of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check until it confirms that the purchase check has cleared, usually a period of up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.


  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this Prospectus or call the Fund at (800) 421-5666 (or (800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VKAC and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VKAC nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VKAC and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach ACCESS by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by ACCESS prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, ACCESS may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, usually a period of up to 15 days. If an account has multiple owners, ACCESS may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check will ordinarily be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire will ordinarily be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  REDEMPTION UPON DISABILITY. The Fund will waive the contingent deferred sales charge on redemptions following the disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the contingent deferred sales charge on Class B Shares and Class C Shares.

  In cases of disability, the contingent deferred sales charges on Class B Shares and Class C Shares will be waived where the disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the initial determination of disability. This waiver of the contingent deferred sales charge on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of the initial determination of disability.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any applicable contingent deferred sales charge will be deducted from the proceeds of this redemption. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemptions.


  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value next determined after the order is received, which must be within 180 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen American Capital Trust Company for repayment of principal (and interest) on their borrowings on such plans.

                          DISTRIBUTIONS FROM THE FUND

  The Fund will declare distributions on a daily basis and will pay such distributions from net investment income and net realized short-term capital gains on a monthly basis. The monthly distribution is composed of all or a portion of investment income earned by the Fund plus all or a portion of net short-term capital gains, if any, realized by the Fund on transactions in securities and in futures and options, in each case less the Fund's expenses. The Fund will also distribute annually any remaining short-term capital gains together with long-term capital gains, if any. Long-term capital gains distributions consist of the Fund's realized long-term gains on transactions in securities and in futures and options, net of any realized capital losses, less any carryover capital losses from previous years.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or, where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after the Fund's transfer agent receives payments for such shares. However, shares become entitled to dividends on the day the Fund's transfer agent receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Shareholders wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen American Capital Funds, c/o ACCESS, P.O. Box 418256, Kansas City, MO 64141-9256. After ACCESS receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.


  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund will automatically credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 421-5666 (or (800) 421-2833 for the hearing impaired) or in writing to ACCESS.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen American Capital U.S. Government Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital U.S. Government Fund (the "Fund"), including the portfolio of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

       We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

       In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital U.S. Government Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

Chicago, Illinois
January 30, 1997

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1996
--------------------------------------------------------------------------------

  Par                                                                                                       Market
 Amount                                                                                                     Value
 (000)                             Description                           Coupon         Maturity            (000)
---------------------------------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES  87.8%
$  4,668   FHLMC (Seasoned)............................................   8.500%              01/01/16    $    4,862
  41,367   FHLMC.......................................................   8.500               02/01/17        42,647
   9,784   FHLMC.......................................................  10.000               12/01/08        10,591
   1,002   FHLMC (Seasoned)............................................  10.250               11/01/09         1,074
  28,251   FHLMC.......................................................  11.000               07/01/15        31,579
     193   FHLMC (Seasoned)............................................  11.250               09/01/15           217
  31,095   FHLMC Gold..................................................   6.500               12/01/25        29,790
  18,865   FHLMC Gold..................................................  10.000               06/01/19        20,533
  32,708   FHLMC REMIC #79C PAC (b)....................................   8.600               10/15/05        33,733
  11,089   FHLMC REMIC #89D (b)........................................   9.000               02/15/21        11,755
  11,677   FHLMC REMIC #97G PAC (b)....................................   9.250               11/15/05        12,027
  15,061   FHLMC REMIC #106G PAC (b)...................................   8.250               12/15/20        15,835
  18,272   FHLMC REMIC #170F PAC (b)...................................   8.000               01/15/21        18,707
 112,703   FNMA........................................................   6.500   12/01/23 to 05/01/26       108,007
  27,073   FNMA (Seasoned).............................................   6.500   04/01/24 to 05/01/24        26,024
 393,196   FNMA (b)....................................................   7.000   09/01/22 to 10/01/25       385,835
  38,199   FNMA........................................................   7.500               12/01/22        38,199
  53,859   FNMA........................................................   8.000               06/01/25        54,886
   9,766   FNMA........................................................   8.500               06/01/25        10,133
   6,078   FNMA (Seasoned).............................................   8.500               07/01/19         6,377
   9,443   FNMA (Seasoned).............................................   9.000               05/01/09        10,051
   5,764   FNMA........................................................   9.000               02/01/20         6,081
   2,658   FNMA (Seasoned).............................................   9.500               05/01/20         2,874
   8,667   FNMA........................................................  10.500               08/01/16         9,601
   8,783   FNMA........................................................  11.000               05/01/17         9,903
   1,706   FNMA........................................................  11.500               11/01/09         1,938
      48   FNMA (Seasoned).............................................  12.500               03/01/15            55
   2,176   FNMA (Seasoned).............................................  13.000               06/01/15         2,514
   3,521   FNMA REMIC #89-85D PAC (b)..................................   7.600               05/25/18         3,538
  11,900   FNMA REMIC #89-94G PAC (b)..................................   7.500               12/25/19        12,010
  18,085   FNMA REMIC #90-12G PAC (b)..................................   4.500               02/25/20        15,704
  15,000   FNMA REMIC #93-4HB PAC (b)..................................  11.000               01/25/19        16,563
  45,310   GNMA........................................................   7.000   11/15/22 to 05/15/23        44,536
 416,343   GNMA........................................................   7.500   12/15/22 to 11/15/25       418,313
 244,535   GNMA........................................................   8.000               11/15/21       251,030
  30,977   GNMA........................................................   8.000               07/15/22        31,615
  55,778   GNMA........................................................   8.500   12/15/17 to 06/15/23        57,819
 197,727   GNMA (Seasoned) (b).........................................   9.000               05/15/16       211,877
 491,504   GNMA (b)....................................................   9.000   08/15/16 to 06/15/18       522,967
  57,651   GNMA........................................................   9.500               08/15/13        62,281
  13,685   GNMA........................................................  10.000               08/15/16        15,011
  19,588   GNMA........................................................  10.500               02/15/17        21,730
   2,188   GNMA........................................................  11.000               11/15/15         2,461
   3,493   GNMA........................................................  11.500               06/15/15         3,972
   2,318   GNMA........................................................  12.000               12/15/15         2,669
   2,278   GNMA........................................................  12.500               12/15/14         2,646
   1,496   GNMA........................................................  13.000               05/15/15         1,747

                                               See Notes to Financial Statements

                               December 31, 1996
--------------------------------------------------------------------------------

  Par                                                                                                          Market
 Amount                                                                                                         Value
 (000)                             Description                           Coupon              Maturity           (000)
---------------------------------------------------------------------------------------------------------------------

           MORTGAGE BACKED SECURITIES (CONTINUED)
$    855   GNMA GPM....................................................  12.250%              05/15/15    $      989
     209   GNMA II.....................................................   8.500               05/20/02           216
   7,303   GNMA II.....................................................  10.500               02/20/19         8,001
   4,420   GNMA II.....................................................  11.000               10/20/13         4,911
   1,949   GNMA II.....................................................  11.500               09/20/13         2,189
   1,929   GNMA II.....................................................  12.000               12/20/13         2,194
   1,135   GNMA II.....................................................  12.500               09/20/13         1,302
                                                                                                          ----------
                                                                                                           2,624,119
                                                                                                          ----------
           U.S. TREASURY SECURITIES  11.6%
  15,000   U.S. T-Bonds................................................  13.125               05/15/01        18,958
   5,000   U.S. T-Bonds................................................  13.750               08/15/04         7,192
  55,000   U.S. T-Bonds................................................  14.000               11/15/11        84,578
  43,500   U.S. T-Bonds................................................  10.375               11/15/12        56,025
  40,000   U.S. T-Bonds................................................  12.000               08/15/13        57,214
  27,500   U.S. T-Bonds................................................   8.000               11/15/21        31,534
  61,000   U.S. T-Notes................................................   6.625               07/31/01        62,008
  28,500   U.S. T-Notes................................................   7.875               11/15/04        31,081
                                                                                                          ----------
                                                                                                             348,590
                                                                                                          ----------
TOTAL LONG-TERM INVESTMENTS  99.4%
  (Cost $2,940,422,951) (a)...........................................................................     2,972,709
REPURCHASE AGREEMENT  0.3%
  UBS Securities (U.S. T-Note, $6,673,000 par, 7.875% coupon, due 02/15/21, dated 12/31/96, to be sold
on 01/02/97 at $7,680,559)............................................................................         7,678
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%...........................................................         8,793
                                                                                                          ----------
NET ASSETS  100.0%....................................................................................    $2,989,181
                                                                                                          ==========

(a) At December 31, 1996, for federal income tax purposes cost is $2,940,422,951; the aggregate gross unrealized appreciation is $57,107,017 and the aggregate gross unrealized depreciation is $28,121,190, resulting in net unrealized appreciation including forward commitments of $28,985,827.

(b) All or a portion of these assets segregated as collateral for forward commitment transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1996
    All amounts, except for Maximum Offering Price information, reported in thousands
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $2,940,423)
  (Note 1)..................................................  $2,972,709
Short-Term Investments (Note 1).............................       7,678
Cash........................................................           1
Receivables:
  Securities Sold...........................................       4,574
  Interest..................................................      25,633
  Fund Shares Sold..........................................         393
Other.......................................................         246
                                                              ----------
    Total Assets............................................   3,011,234
                                                              ----------
LIABILITIES:
Payables:
  Forward Commitments (Note 6)..............................       5,551
  Income Distributions......................................       9,035
  Fund Shares Repurchased...................................       3,479
  Distributor and Affiliates (Notes 2 and 8)................       1,675
  Investment Advisory Fee (Note 2)..........................       1,309
Accrued Expenses............................................         912
Deferred Compensation and Retirement Plans (Note 2).........          92
                                                              ----------
    Total Liabilities.......................................      22,053
                                                              ----------
NET ASSETS..................................................  $2,989,181
                                                              ==========
NET ASSETS CONSIST OF:
Capital (Note 3)............................................  $3,256,402
Net Unrealized Appreciation on Securities...................      28,986
Accumulated Undistributed Net Investment Income.............       6,188
Accumulated Net Realized Loss on Securities.................    (302,395)
                                                              ----------
NET ASSETS..................................................  $2,989,181
                                                              ==========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,560,058,763 and 177,061,820 shares of
    beneficial interest issued and outstanding).............  $    14.46
    Maximum sales charge (4.75%* of offering price).........         .72
                                                              ----------
    Maximum offering price to public........................  $    15.18
                                                              ==========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $414,772,573 and 28,710,235 shares of
    beneficial interest issued and outstanding).............  $    14.45
                                                              ==========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,349,774 and 993,209 shares of
    beneficial interest issued and outstanding).............  $    14.45
                                                              ==========

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended December 31, 1996
                       All amounts reported in thousands
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 253,377
Fee Income (Note 1).........................................     10,476
                                                              ---------
    Total Income............................................    263,853
                                                              ---------
EXPENSES:
Investment Advisory Fee (Note 2)............................     16,225
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $4,773, $4,379 and $145, respectively) (Note
  8)........................................................      9,297
Shareholder Services (Note 2)...............................      4,508
Custody.....................................................        850
Legal (Note 2)..............................................        250
Trustees Fees and Expenses (Note 2).........................         48
Other.......................................................      1,147
                                                              ---------
    Total Operating Expenses................................     32,325
    Interest Expense (Note 1)...............................        692
                                                              ---------
    Total Expenses..........................................     33,017
    Less Expenses Reimbursed (Note 2).......................         10
                                                              ---------
    Net Expenses............................................     33,007
                                                              ---------
NET INVESTMENT INCOME.......................................  $ 230,846
                                                              =========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $  15,564
  Forward Commitments (Note 6)..............................    (13,064)
  Options...................................................     (8,220)
  Futures...................................................        (52)
                                                              ---------
Net Realized Loss on Securities.............................     (5,772)
                                                              ---------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................    137,484
                                                              ---------
  End of the Period:
    Investments.............................................     32,286
    Forward Commitments (Note 6)............................     (3,300)
                                                              ---------
                                                                 28,986
                                                              ---------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (108,498)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(114,270)
                                                              =========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 116,576
                                                              =========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended December 31, 1996 and 1995
                       All amounts reported in thousands
--------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                             December 31, 1996   December 31, 1995
--------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.......................................         $ 230,846           $ 260,233
Net Realized Loss on Securities.............................            (5,772)             (3,772)
Net Unrealized Appreciation/Depreciation on Securities
  During the Period.........................................          (108,498)            299,945
                                                                     ---------           ---------
Change in Net Assets from Operations........................           116,576             556,406
Distributions from Net Investment Income:
  Class A Shares............................................          (200,824)           (224,640)
  Class B Shares............................................           (28,928)            (30,640)
  Class C Shares............................................              (960)               (786)
                                                                     ---------           ---------
    Total Distributions.....................................          (230,712)           (256,066)
                                                                     ---------           ---------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.........          (114,136)            300,340
                                                                     ---------           ---------
FROM CAPITAL TRANSACTIONS (NOTE 3):
Proceeds from Shares Sold...................................            93,780             114,233
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..............................................           113,310             125,466
Cost of Shares Repurchased..................................          (546,580)           (469,431)
                                                                     ---------           ---------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS..........          (339,490)           (229,732)
                                                                     ---------           ---------
TOTAL INCREASE/DECREASE IN NET ASSETS.......................          (453,626)             70,608
NET ASSETS:
Beginning of the Period.....................................         3,442,807           3,372,199
                                                                     ---------           ---------
End of the Period (Including accumulated undistributed net
  investment income of $6,188 and $4,934, respectively).....        $2,989,181          $3,442,807
                                                                     =========           =========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            Year Ended December 31,
                                                              ----------------------------------------------------
Class A Shares                                                  1996       1995       1994       1993       1992
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $ 14.950   $ 13.698   $ 15.662   $ 15.720   $ 16.130
                                                              --------   --------   --------   --------   --------
  Net Investment Income.....................................     1.069      1.111      1.177      1.286      1.365
  Net Realized and Unrealized Gain/Loss on Securities.......     (.495)     1.233     (1.965)     (.060)     (.407)
                                                              --------   --------   --------   --------   --------
Total from Investment Operations............................      .574      2.344      (.788)     1.226       .958
Less Distributions from and in Excess of Net Investment
  Income....................................................     1.065      1.092      1.176      1.284      1.368
                                                              --------   --------   --------   --------   --------
Net Asset Value, End of the Period..........................  $ 14.459   $ 14.950   $ 13.698   $ 15.662   $ 15.720
                                                              ========   ========   ========   ========   ========
Total Return (a)............................................     4.10%     17.61%     (5.10%)     7.95%      6.27%
Net Assets at End of the Period (In millions)...............  $2,560.1   $2,962.9   $2,924.4   $3,653.6   $3,571.7
Ratio of Operating Expenses to Average Net Assets (b).......      .90%       .93%       .92%       .87%       .77%
Ratio of Interest Expense to Average Net Assets (Note 1)....      .02%       .27%       .08%        N/A        N/A
Ratio of Net Investment Income to Average Net Assets (b)....     7.38%      7.68%      8.13%      8.08%      8.64%
Portfolio Turnover (Excluding Dollar Rolls and Forward
  Commitment Transactions)..................................       59%        63%        44%        67%       111%

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                                     August 24, 1992
                                                                   Year Ended December 31,          (Commencement of
                                                            -------------------------------------   Distribution) to
Class B Shares                                               1996      1995      1994      1993     December 31, 1992
---------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of the Period..................  $14.948   $13.694   $15.643   $15.709             $15.983
                                                             ------    ------    ------    ------              ------
  Net Investment Income...................................     .947      .991     1.055     1.149                .425
  Net Realized and Unrealized Gain/Loss on Securities.....    (.494)    1.241    (1.964)    (.063)              (.263)
                                                             ------    ------    ------    ------              ------
Total from Investment Operations..........................     .453     2.232     (.909)    1.086                .162
Less Distributions from and in Excess of Net Investment
  Income..................................................     .954      .978     1.040     1.152                .436
                                                             ------    ------    ------    ------              ------
Net Asset Value, End of the Period........................  $14.447   $14.948   $13.694   $15.643             $15.709
                                                             ------    ------    ------    ------              ------
Total Return (a)..........................................    3.24%    16.78%    (5.93%)    7.01%               1.64%*
Net Assets at End of the Period (In millions).............   $414.8    $466.7    $436.3    $474.7             $ 103.1
Ratio of Operating Expenses to Average Net Assets (b).....    1.73%     1.75%     1.74%     1.73%               1.61%
Ratio of Interest Expense to Average Net Assets (Note
  1)......................................................     .02%      .27%      .09%       N/A                 N/A
Ratio of Net Investment Income to Average Net
  Assets (b)..............................................    6.55%     6.85%     7.29%     7.00%               6.16%
Portfolio Turnover (Excluding Dollar Rolls and Forward
  Commitment Transactions)................................      59%       63%       44%       67%                111%

 * Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                             August 13, 1993
                                                                Year Ended December 31,     (Commencement of
                                                              ---------------------------   Distribution) to
Class C Shares                                                 1996      1995      1994     December 31, 1993
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....................  $14.948   $13.693   $15.626        $16.000
                                                              -------   -------   -------        -------
  Net Investment Income.....................................     .943      .996     1.063           .433
  Net Realized and Unrealized Gain/Loss on Securities.......    (.489)    1.237    (1.956)         (.364)
                                                              -------   -------   -------        -------
Total from Investment Operations............................     .454     2.233     (.893)          .069
Less Distributions from and in Excess of Net Investment
  Income....................................................     .954      .978     1.040           .443
                                                              -------   -------   -------         ------
Net Asset Value, End of the Period..........................  $14.448   $14.948   $13.693        $15.626
                                                              =======   =======   =======         ======
Total Return (a)............................................    3.24%    16.78%    (5.86%)          .46%*
Net Assets at End of the Period (In millions)...............  $  14.3   $  13.3   $  11.4        $   9.6
Ratio of Operating Expenses to Average Net Assets (b).......    1.72%     1.75%     1.74%          1.71%
Ratio of Interest Expense to Average Net Assets (Note 1)....     .02%      .27%      .10%            N/A
Ratio of Net Investment Income to Average Net Assets (b)....    6.55%     6.86%     7.29%          6.42%
Portfolio Turnover (Excluding Dollar Rolls and Forward
  Commitment Transactions)..................................      59%       63%       44%            67%

 * Non-Annualized

(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to VKAC reimbursement of certain expenses was less than 0.01%.

N/A = Prior to 1994, interest expense was immaterial and subsequently netted against interest income.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1996
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital U.S. Government Fund (the "Fund") is organized as a series of Van Kampen American Capital U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively. On May 2, 1995, all Class D shareholders redeemed their shares and the class was eliminated. The Fund will no longer offer Class D shares.

       The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

       The Fund invests in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Investment Advisory, Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

       The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.

       The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse

                               December 31, 1996
--------------------------------------------------------------------------------

repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $14.0 million with an average interest rate of 4.94%. At December 31, 1996, there were no reverse repurchase agreements outstanding.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $302,395,602 which will expire between December 31, 1997 and December 31, 2004. Of this amount, $50,594,574 will expire on December 31, 1997.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1996 fiscal year have been identified and appropriately reclassified. Permanent book and tax differences relating to the recognition of certain expenses which are not deductible for tax purposes totaling $1,119,607 have been reclassified from accumulated undistributed net investment income to capital. Additionally during the year, $157,069,719 of the Fund's capital loss carryforward expired, resulting in a permanent book and tax basis difference which was reclassified from accumulated net realized loss on securities to Class A share capital.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million..........................................  .550 of 1%
Next $500 million...........................................  .525 of 1%
Next $2 billion.............................................  .500 of 1%
Next $2 billion.............................................  .475 of 1%
Next $2 billion.............................................  .450 of 1%
Next $2 billion.............................................  .425 of 1%
Thereafter..................................................  .400 of 1%

    During the year ended December 31, 1996, the Adviser reimbursed the Fund for certain trustees' compensation in connection with the July, 1995 increase in the number of trustees of the Fund.

                               December 31, 1996
--------------------------------------------------------------------------------

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended December 31, 1996, the Fund recognized expenses of approximately $180,700 representing Van Kampen American Capital Distributors, Inc.'s or its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.

    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended December 31, 1996, the Fund recognized expenses of approximately $3,400,800, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Additionally, for the year ended December 31, 1996, the Fund reimbursed VKAC approximately $716,100 related to the direct cost of consolidating the VKAC open-end fund complex. Payment was contingent upon the realization by the Fund of cost efficiencies in certain expense categories resulting from the consolidation.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.

    The Fund has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At December 31, 1996, capital aggregated $2,778,287,184, $462,643,924 and $15,470,402 for Class A, B and C,
respectively. For the year ended December 31, 1996, transactions were as follows:

                                                                SHARES          VALUE
-----------------------------------------------------------------------------------------
Sales:
  Class A...................................................    3,306,701   $  47,964,099
  Class B...................................................    2,702,553      39,213,360
  Class C...................................................      454,440       6,602,052
                                                               ----------    ------------
Total Sales.................................................    6,463,694   $  93,779,511
                                                               ==========    ============
Dividend Reinvestment:
  Class A...................................................    6,852,774   $  98,957,199
  Class B...................................................      956,499      13,802,832
  Class C...................................................       38,150         550,108
                                                               ----------    ------------
Total Dividend Reinvestment.................................    7,847,423   $ 113,310,139
                                                               ==========    ============
Repurchases:
  Class A...................................................  (31,284,344)  $(451,949,019)
  Class B...................................................   (6,167,203)    (89,031,089)
  Class C...................................................     (387,463)     (5,599,852)
                                                               ----------    ------------
Total Repurchases...........................................  (37,839,010)  $(546,579,960)
                                                               ==========    ============

                               December 31, 1996
--------------------------------------------------------------------------------

       At December 31, 1995, capital aggregated $3,241,403,229, $498,757,767 and
$13,921,150 for Classes A, B and C, respectively. For the year ended December 31, 1995, transactions were as follows:

                                                                SHARES          VALUE
-----------------------------------------------------------------------------------------
Sales:
  Class A...................................................    4,450,487   $  64,561,951
  Class B...................................................    3,196,962      46,404,360
  Class C...................................................      223,253       3,266,997
  Class D...................................................          -0-             -0-
                                                               ----------    ------------
Total Sales.................................................    7,870,702   $ 114,233,308
                                                               ==========    ============
Dividend Reinvestment:
  Class A...................................................    7,595,317   $ 110,358,313
  Class B...................................................    1,006,560      14,629,660
  Class C...................................................       32,914         478,345
  Class D...................................................          -0-               4
                                                               ----------    ------------
Total Dividend Reinvestment.................................    8,634,791   $ 125,466,322
                                                               ==========    ============
Repurchases:
  Class A...................................................  (27,345,845)  $(396,421,409)
  Class B...................................................   (4,846,397)    (70,074,798)
  Class C...................................................     (202,889)     (2,933,194)
  Class D...................................................         (114)         (1,717)
                                                               ----------    ------------
Total Repurchases...........................................  (32,395,245)  $(469,431,118)
                                                               ==========    ============

       Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                                                                CONTINGENT DEFERRED
                                                                   SALES CHARGE
YEAR OF REDEMPTION                                            CLASS B         CLASS C
-------------------------------------------------------------------------------------
First.......................................................   4.00%           1.00%
Second......................................................   3.75%            None
Third.......................................................   3.50%            None
Fourth......................................................   2.50%            None
Fifth.......................................................   1.00%            None
Sixth.......................................................   1.00%            None
Seventh and Thereafter......................................    None            None

                               December 31, 1996
--------------------------------------------------------------------------------

       For the year ended December 31, 1996, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $158,100 and CDSC on redeemed shares of approximately $1,520,000. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, for the year ended December 31, 1996, were $2,177,562,489 and $2,653,639,913, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

       The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract or forward commitment. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

       Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

       Transactions in options for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS     PREMIUM
-------------------------------------------------------------------------------------
Outstanding at December 31, 1995............................     2,000    $(1,926,233)
Options Written and Purchased (Net).........................    51,880    (34,556,383)
Options Terminated in Closing Transactions (Net)............   (43,880)    33,802,159
Options Expired (Net).......................................   (10,000)     2,680,457
                                                              --------     ----------
Outstanding at December 31, 1996............................         0    $         0
                                                              ========     ==========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

       Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                               December 31, 1996
--------------------------------------------------------------------------------

       Transactions in futures contracts for the year ended December 31, 1996, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1995............................      -0-
Futures Opened..............................................    2,667
Futures Closed..............................................   (2,667)
                                                                -----
Outstanding at December 31, 1996............................      -0-
                                                                =====

6. FORWARD COMMITMENTS

The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The following forward purchase commitments were outstanding as of December 31, 1996. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forwards commitments. The Fund has segregated assets for these open commitments totaling $893.3 million.

                                                                                  UNREALIZED
PAR AMOUNT                                                                       APPRECIATION
  (000)          DESCRIPTION      EXPIRATION   PURCHASE PRICE   CURRENT VALUE   (DEPRECIATION)
----------------------------------------------------------------------------------------------
 $100,000    FHLMC Gold, 8.00%     05/13/97      $101,062,500    $102,001,000        $ 938,500
             coupon
  250,000    FNMA, 7.50% coupon    02/18/97       255,039,063     253,595,000       (1,444,063)
  100,000    FNMA, 8.00% coupon    02/13/97       102,718,750     101,906,000         (812,750)
  200,000    FNMA, 8.50% coupon    02/13/97       207,406,250     207,500,000           93,750
  100,000    GNMA, 8.00% coupon    02/19/97       103,031,250     102,062,000         (969,250)
  100,000    GNMA, 7.50% coupon    02/19/97       101,343,750     100,237,000       (1,106,750)
                                                  -----------     -----------       ----------
                                                 $870,601,563    $867,301,000      $(3,300,563)
                                                  ===========     ===========       ==========

       At December 31, 1996, the Fund had realized losses on closed but unsettled forward commitments of $2,250,000.

7. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

       A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early

                               December 31, 1996
--------------------------------------------------------------------------------

payment amounts are not sufficient to cover the interest due and, therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance.

These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due and, therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance.

8. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

       Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended December 31, 1996, are payments to VKAC of approximately $3,370,900.

                           PART C: OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

    (A) FINANCIAL STATEMENTS:


        Included in the Prospectus:
              Financial Highlights
        Included in the Statement of Additional Information:
              Report of Independent Accountants
              Financial Statements
              Notes to Financial Statements


    (B) EXHIBITS:


           (1)(a)    Agreement and Declaration of Trust(28)
              (b)    Amended and Restated Certificate of Designation(+)
           (2)       By-Laws(28)
           (4)       Specimen of Share Certificate
                       (i)  Class A Shares(28)
                      (ii)  Class B Shares(28)
                     (iii)  Class C Shares(28)
           (5)       Investment Advisory Agreement(+)
           (6)(a)    Distribution and Service Agreement(+)
              (b)    Form of Dealer Agreement(27)
              (c)    Form of Broker Agreement(27)
              (d)    Form of Bank Agreement(27)
           (8)(a)    Custodian Agreement(8)
              (b)    Transfer Agency and Service Agreement(28)
           (9)(a)    Fund Accounting Agreement(+)
              (b)    Legal Services Agreement(+)
          (10)       Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
                     (Illinois)(+)
          (11)       Consent of KPMG Peat Marwick LLP(+)
          (13)       Letter of understand relating to initial capital*
          (14)(a)    Copy of Proposed Model Simplified Employee Pension Plan(1)
              (b)    Copy of Proposed Model Individual Retirement Account Plan(2)
                       (i)  Copy of Proposed Profit-Sharing Adoption Agreement for
                            Prototype Paired Defined Contribution Plan(3)
                      (ii)  Copy of Proposed Money Purchase Pension Adoption Agreement
                            for Prototype Paired Defined Contribution Plan(3)
          (15)(a)    Plan of Distribution Pursuant to Rule 12b-1(28)
              (b)    Form of Shareholder Assistance Agreement(27)
              (c)    Form of Administrative Services Agreement(27)
              (d)    Service Plan(28)
          (16)       Computation of Performance Quotations(+)
          (17)(a)    Investment Companies for which Van Kampen American Capital
                     Distributors, Inc. acts as principal underwriter or depositor(+)
              (b)    List of Officers and Directors of Van Kampen American Capital
                     Distributors, Inc.(+)
          (18)       Amended Multi-Class Plan (+)
          (24)       Power of Attorney(+)
          (27)       Financial Data Schedules(+)


---------------
  * Incorporated herein by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement, File No. 2-89190, filed on April 6, 1984.

 (1) Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement, File No. 2-89190, filed on June 19, 1984.

 (2) Incorporated herein by reference to Post-Effective Amendment No. 2 to Registrant's Registration Statement, File No. 2-89190, filed on August 20, 1984.

 (3) Incorporated herein by reference to Post-Effective Amendment No. 3 to Registrant's Registration Statement, File No. 2-89190, filed on January 25, 1985.

 (8) Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant's Registration Statement, File No. 2-89190, filed February 5, 1988.


(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement, File No. 2-89190, filed August 2, 1995.



(28) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement, File No. 2-89190, filed April 24, 1996.


  +  Filed herewith.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

     To the best knowledge of Registrant, no person is controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES:


                              AS OF APRIL 4, 1997



                 (1)                                   (2)
                                            NUMBER OF RECORD HOLDERS
                                          -----------------------------
            TITLE OF CLASS                CLASS A    CLASS B    CLASS C
            --------------                -------    -------    -------
Shares of Beneficial Interest,
  $0.01 par value.....................    105,196    16,528       613


ITEM 27. INDEMNIFICATION:

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.


     Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.


     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

     See "How the Fund is Managed" in the Prospectus and "Trustees and Officers" and "Investment Advisory and Other Services" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and Directors of Van Kampen American Capital Investment Advisory Corp., reference is made to the Adviser's current Form ADV filed under the Investment Advisers Act of 1940, incorporated herein by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) The sole principal underwriter is Van Kampen American Capital Distributors, Inc., which acts as a principal underwriter for certain investment companies and unit investment trusts set forth in Exhibit (17)(a) hereto.


     (b) Van Kampen American Capital Distributors, Inc., which is an affiliated person of an affiliated person of the Fund. The name, principal business address and positions and offices with Van Kampen American Capital Distributors, Inc. of each of the officers thereof are set forth in Exhibit 17(b). Except as disclosed under the heading "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS:

     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, ACCESS Investor Services, Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181; and (iii) by the Distributor, the principal underwriter, will be maintained at its offices located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

ITEM 31. MANAGEMENT SERVICES:

     Not applicable.

ITEM 32. UNDERTAKINGS:

     (a) Not applicable.

     (b) Not applicable.

     (c) The Registrant provides the information required by Item 5A in the respective annual reports to shareholders of Registrant's series and hereby undertakes to furnish without charge to each person to whom a prospectus is delivered for a particular series with a copy of the latest annual report to shareholders of such series.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT FUND, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Oakbrook Terrace and the State of Illinois, on the 30th day of April, 1997.


                              VAN KAMPEN AMERICAN CAPITAL
                              U.S. GOVERNMENT FUND

                              By:            /s/ RONALD A. NYBERG

                                 -----------------------------------------------
                                 Ronald A. Nyberg, Vice President and Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to this Registration Statement has been signed on April 30, 1997 by the following persons in the capacities indicated:



                        SIGNATURES                                         TITLE
                        ----------                                         -----

Principal Executive Officer:

                 /s/ DENNIS J. MCDONNELL*                    President and Trustee
-----------------------------------------------------------
                    Dennis J. McDonnell

Principal Financial Officer:

                  /s/ EDWARD C. WOOD III                     Vice President and Chief Financial
-----------------------------------------------------------    Officer
                    Edward C. Wood III

Trustees:

                  /s/ J. MILES BRANAGAN*                     Trustee
-----------------------------------------------------------
                     J. Miles Branagan

                  /s/ LINDA HUTTON HEAGY*                    Trustee
-----------------------------------------------------------
                    Linda Hutton Heagy

                   /s/ R. CRAIG KENNEDY*                     Trustee
-----------------------------------------------------------
                     R. Craig Kennedy

                    /s/ JACK E. NELSON*                      Trustee
-----------------------------------------------------------
                      Jack E. Nelson
                                                             Trustee
-----------------------------------------------------------
                    Jerome L. Robinson

                  /s/ PHILLIP B. ROONEY*                     Trustee
-----------------------------------------------------------
                     Phillip B. Rooney

                    /s/ FERNANDO SISTO*                      Trustee
-----------------------------------------------------------
                      Fernando Sisto

                   /s/ WAYNE W. WHALEN*                      Trustee
-----------------------------------------------------------
                      Wayne W. Whalen
------------
* Signed by Ronald A. Nyberg pursuant to a power of attorney.

                     RONALD A. NYBERG                                                            April 30, 1997
-----------------------------------------------------------
                     Ronald A. Nyberg
                     Attorney-in-Fact

               VAN KAMPEN AMERICAN CAPITAL U.S. GOVERNMENT TRUST

                     SCHEDULE OF EXHIBITS TO POST-EFFECTIVE

                   AMENDMENT 29 TO FORM N-1A SUBMITTED TO THE


              SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 1997



EXHIBIT
NUMBER                              EXHIBIT
-------                             -------
 (1)(b)   Amended and Restated Certificate of Designation
 (5)      Investment Advisory Agreement
 (6)(a)   Distribution and Service Agreement
 (9)(a)   Fund Accounting Agreement
    (b)   Legal Services Agreement
(10)      Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom
          (Illinois)
(11)      Consent of KPMG Peat Marwick LLP
(16)      Computation of Performance Quotations
(17)(a)   Investment Companies for which Van Kampen American Capital
          Distributors, Inc. acts as principal underwriter or
          depositor
     (b)  List of Officers and Directors of Van Kampen American
          Capital Distributors, Inc.
(18)      Amended Multi-Class Plan
(24)      Power of Attorney
(27)      Financial Data Schedules